UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2018

Date of reporting period :	June 1, 2017 — May 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Mortgage Opportunities Fund

Annual report

5 | 31 | 18

FUND SYMBOL

CLASS I

PMOTX

Putnam
Mortgage Opportunities
Fund

Annual report
5 | 31 | 18

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial and housing markets, and factors related to a specific issuer, industry, geography (such as a region of the United States), or sector (such as the housing or real estate markets). These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Mortgage-and asset-backed securities are subject to prepayment risk and the risk that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group comprising privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value. You can lose money by investing in the fund.

Message from the Trustees

July 16, 2018

Dear Fellow Shareholder:

During the first half of 2018, conditions became more challenging for global financial markets. After an extended period of record advances and low volatility, a sharp downturn early in the year pushed the U.S. market into a brief correction. The market has since rallied, but both stocks and bonds have been more volatile, due in part to uncertainty surrounding trade policy and U.S. interest rates. Navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Class I shares have no initial sales charge or CDSC. Performance of class I shares assumes reinvestment of distributions and does not account for taxes. See below and pages 7–8 for additional performance information.

For the periods, the fund had expense limitations, without which returns would have been lower.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/18. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 10.

2 Mortgage Opportunities Fund

Mike is Co-Head of Fixed Income. He has a B.A. from Cornell University. Mike joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Mike, your fund’s portfolio managers are Brett S. Kozlowski, CFA, and Jatin Misra, Ph.D., CFA.

Mike, please summarize the fund’s investment process.

We think securitized mortgage sectors offer fundamentally different risk-adjusted return opportunities than other fixed-income sectors, and this is the fund’s focus. We seek attractive investment opportunities primarily in agency collateralized mortgage obligations [CMOs], commercial mortgage-backed securities [CMBS], and residential mortgage-backed securities [RMBS]. In addition, we expect to use various derivatives and agency pass-throughs to hedge interest-rate and other risks within our CMO holdings. We also use derivatives for non-hedging purposes, such as gaining or adjusting our exposure to mortgage-backed investments.

Regarding interest-rate risk, we expect to keep the portfolio’s duration near zero. This means we will seek to minimize rate risk, while pursuing return opportunities in securitized bonds.

The fund generated a strong return for the 12-month reporting period. Which holdings and strategies fueled performance?

Our mortgage-credit positions were the biggest contributor, led by CMBS. Our long exposure to the BBB-rated tranche within the CMBX — an index that references a basket of CMBS issued in a particular year — performed very well. Later in the period, investors reevaluated the merits of using this index to express a bearish view of the retail sector, causing spreads to tighten from March through period-end. Our holdings of mezzanine cash bonds also contributed. We mainly held mezzanine bonds issued between 2011 and 2014. The yield spreads on these securities stayed in a relatively tight range while spreads widened in other market sectors during the second half of the period.

Within non-agency RMBS, holdings of agency credit-risk transfer securities [CRTs] also notably contributed. CRTs benefited from strong overall demand as investors continued to embrace the

Mortgage Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 5/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/18. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

4 Mortgage Opportunities Fund

sector’s relatively high yields backed by robust collateral and rising residential real estate prices. Credit rating agencies have upgraded various CRT tranches, citing the improved outlook for their underlying collateral.

Our legacy positions in non-agency RMBS, such as pay-option adjustable-rate MBS, provided a further boost within our mortgage-credit strategies. These securities benefited from the favorable risk environment that prevailed until late January and the lack of new issuance in the market.

How did prepayment strategies perform during this period?

Strategies targeting prepayment risk also meaningfully contributed. Our holdings of reverse-mortgage interest-only [IO] securities continued to benefit from regulatory changes announced by the Department of Housing and Urban Development [HUD] in August 2017. The regulations have reduced the incentives for owners of reverse mortgages to refinance, helping to strengthen secondary market demand.

Higher longer-term Treasury yields helped our positions in agency interest-only CMOs. Refinancing activity was subdued due to rising mortgage rates and a continuing trend of fairly restrictive bank underwriting standards. As a result, prepayment speeds on the mortgages underlying our IO CMO positions stayed below market expectations.

On the downside, adverse results from our mortgage basis strategy, in which we sought to exploit the yield differential between current-coupon, 30-year agency pass-throughs and 30-year Treasuries, modestly detracted from the overall positive performance of our prepayment strategies.

How did you use derivatives during the period?

We used credit default swaps to gain exposure to CMBS via CMBX. We also used interest-rate swaps to help manage the fund’s duration and options to offset the volatility associated with our CMO holdings. In using CMBX, we took CMBS risk in a derivative form that, in our view, provided better liquidity and relative value versus the underlying cash bonds.

As of period-end, where were you finding value?

We think the underlying fundamentals for commercial real estate continue to be stable, supported by employment growth, low interest rates, and economic expansion. A major theme in this part of the market has been the divergence between cash and index spreads, which occurred despite favorable fundamentals, in our view. While we expect some degree of losses related to regional malls, we’re encouraged that many malls are attempting to repurpose their space to attract new types of tenants. Ultimately, we believe these issues will lead to losses in only a handful of BBB-rated CMBS tranches.

In terms of CMBS security selection, we plan to continue focusing on BBB-rated mezzanine tranches issued between 2011 and 2014. We also continue to favor CMBX BBB-rated Series 6 and 7 exposure, as spread widening has increased the risk/reward appeal of this part of the market, in our view. Additionally, we plan to maintain select positions in pre-2008 mezzanine tranches that offer low spread duration.

We continue to like agency CRTs on a fundamental basis, but have become more cautious from a valuation perspective. We are focusing on opportunities among securities that have a few years of seasoning rather than newly issued CRTs, as we think this area of the market offers a more favorable risk/reward profile. CRTs structured from mortgages with relatively low loan-to-value ratios also appear attractive to us.

We continue to find value among legacy RMBS, where we think a steadily shrinking market and stable investor base provide a supportive technical backdrop. We favor securities backed by higher-quality collateral, as well as bonds from what we consider to be better-performing regions of the country.

Agency IO CMOs also remain attractive to us, along with prepayment risk generally, because we think relatively tight mortgage-lending standards may continue to limit refinancing activity. Interest rates remain low by historical standards, and uncertainty regarding prepayment speeds is not a major concern for us at this time.

We plan to maintain the fund’s allocation to reverse-mortgage IOs. We find this part of the market to be particularly compelling given its stable prepayment profile, attractive spreads, and lack of convexity. Furthermore, we think issuance of these securities may continue to grow if an increasing number of baby boomers take out reverse mortgages on their residences.

Mike, thanks for your time and for bringing us up to date.

Mortgage Opportunities Fund 5

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6 Mortgage Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Institutional Investors section at putnam.com or call Putnam at 1-800-487-0024. See the Terms and definitions section in this report for the definition of the share class offered by your fund.

Fund performance Total return for periods ended 5/31/18

	Life of fund	Annual average	3 years	Annual average	1 year
Class I (4/7/15)
Net asset value	15.04%	4.55%	14.58%	4.64%	7.27%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Class I shares have no initial sales charge or CDSC. For the most recent month-end performance, please visit putnam.com.

For the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/18

	Life of fund	Annual average	3 years	Annual average	1 year
ICE BofAML U.S. Treasury Bill Index	1.88%	0.59%	1.86%	0.62%	1.22%
Bloomberg Barclays U.S. MBS Index	3.47	1.09	3.59	1.18	–0.30
Lipper U.S. Mortgage Funds category average*	3.24	1.01	3.40	1.11	–0.05

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 1-year, 3-year, and life-of-fund periods ended 5/31/18, there were 124, 113, and 111 funds, respectively, in this Lipper category.

Mortgage Opportunities Fund 7

Fund price and distribution information For the 12-month period ended 5/31/18

Distributions	Class I
Number	1
Income	$0.079
Capital gains	—
Total	$0.079
Share value	Net asset value
5/31/17	$10.08
5/31/18	10.73

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/18

	Life of fund	Annual average	3 years	Annual average	1 year
Class I (4/7/15)
Net asset value	15.90%	4.67%	15.09%	4.80%	7.75%

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class I
Net expenses for the fiscal year ended 5/31/17*	0.48%
Total annual operating expenses for the fiscal year ended 5/31/17	1.78%
Annualized expense ratio for the six-month period ended 5/31/18†	0.47%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/18.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 12/1/17 to 5/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class I
Expenses paid per $1,000*†	$2.40
Ending value (after expenses)	$1,051.80

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/18.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

8 Mortgage Opportunities Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/18, use the following calculation method. To find the value of your investment on 12/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class I
Expenses paid per $1,000*†	$2.37
Ending value (after expenses)	$1,022.59

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/18.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Mortgage Opportunities Fund 9

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions and are calculated by dividing the net assets of the fund’s shares by the number of outstanding fund shares.

Share class

Class I shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Fixed-income terms

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Bloomberg Barclays U.S. MBS Index tracks the performance of mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

10 Mortgage Opportunities Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2018, Putnam employees had approximately $514,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Mortgage Opportunities Fund 11

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.) Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

12 Mortgage Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of Putnam Mortgage Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Mortgage Opportunities Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for the years ended May 31, 2018, May 31, 2017, May 31, 2016 and for the period April 7, 2015 (commencement of operations) through May 31, 2015 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for the years ended May 31, 2018, May 31, 2017, May 31, 2016 and for the period April 7, 2015 (commencement of operations) through May 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 16, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not determined the specific year we began serving as auditor.

Mortgage Opportunities Fund 13

The fund’s portfolio 5/31/18

	Principal
MORTGAGE-BACKED SECURITIES (63.1%)*	amount	Value
Agency collateralized mortgage obligations (35.2%)
Federal Home Loan Mortgage Corporation
Ser. 324, Class C21, IO, 6.00%, 6/15/39	$1,695,131	$441,674
Ser. 4560, IO, 5.802%, 5/15/39	3,529,075	741,657
IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%), 5.031%, 3/15/41	234,429	39,602
IFB Ser. 4074, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 4.781%, 2/15/41	140,041	19,956
IFB Ser. 4076, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 4.781%, 7/15/40	1,178,757	150,246
IFB Ser. 3852, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.65%), 4.731%, 4/15/40	789,339	95,794
IFB Ser. 3981, Class WS, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 4.631%, 5/15/41	3,055,362	351,214
IFB Ser. 4033, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 4.631%, 10/15/36	3,251,079	290,300
IFB Ser. 3747, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.50%), 4.581%, 10/15/40	892,705	139,527
Ser. 4601, Class PI, IO, 4.50%, 12/15/45	406,966	85,714
Ser. 4127, Class PI, IO, 4.50%, 7/15/42	2,668,229	559,450
Ser. 4024, Class PI, IO, 4.50%, 12/15/41	765,142	145,801
Ser. 3714, Class KI, IO, 4.50%, 11/15/39	1,263,326	143,631
IFB Ser. 4267, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 4.131%, 5/15/39	3,156,550	235,005
IFB Ser. 4073, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 4.131%, 8/15/38	98,734	7,155
IFB Ser. 3984, Class DS, IO, ((-1 x 1 Month US LIBOR) + 5.95%), 4.031%, 1/15/42	1,269,079	172,823
Ser. 4707, Class AI, IO, 4.00%, 7/15/47	3,140,530	592,775
Ser. 4663, Class PI, IO, 4.00%, 3/15/47	4,450,561	771,193
Ser. 4635, Class PI, IO, 4.00%, 12/15/46	2,576,874	501,279
Ser. 4568, Class MI, IO, 4.00%, 4/15/46	1,138,264	236,190
Ser. 4530, Class TI, IO, 4.00%, 11/15/45	364,471	77,455
Ser. 4500, Class GI, IO, 4.00%, 8/15/45	90,670	17,627
Ser. 4462, Class PI, IO, 4.00%, 4/15/45	159,217	32,876
Ser. 4425, IO, 4.00%, 1/15/45	971,873	204,511
Ser. 4452, Class QI, IO, 4.00%, 11/15/44	82,658	22,295
Ser. 4403, Class CI, IO, 4.00%, 10/15/44	592,531	122,950
Ser. 4389, Class IA, IO, 4.00%, 9/15/44	100,407	22,812
Ser. 4355, Class DI, IO, 4.00%, 3/15/44	83,651	14,682
Ser. 4386, Class IL, IO, 4.00%, 12/15/43	1,433,494	255,735
Ser. 4299, Class JI, IO, 4.00%, 7/15/43	572,548	99,480
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	923,200	143,716
Ser. 4425, Class WI, IO, 4.00%, 3/15/43	955,993	150,284
Ser. 4386, Class LI, IO, 4.00%, 2/15/43	855,802	130,938
Ser. 4694, Class GI, IO, 4.00%, 2/15/43	928,723	169,297
Ser. 4000, Class LI, IO, 4.00%, 2/15/42	134,295	21,734
Ser. 4015, Class GI, IO, 4.00%, 3/15/27	345,383	38,152
Ser. 4604, Class QI, IO, 3.50%, 7/15/46	2,199,462	348,989
Ser. 4591, Class QI, IO, 3.50%, 4/15/46	250,789	42,193
Ser. 4629, Class GI, IO, 3.50%, 11/15/45	5,619,428	917,765
Ser. 4580, Class ID, IO, 3.50%, 8/15/45	165,460	32,903
Ser. 4560, Class PI, IO, 3.50%, 5/15/45	674,251	115,257
Ser. 4475, Class CI, IO, 3.50%, 1/15/44	3,664,175	602,207
Ser. 4501, Class BI, IO, 3.50%, 10/15/43	92,885	15,057
Ser. 4663, Class KI, IO, 3.50%, 11/15/42	860,965	108,559
Ser. 4663, Class TI, IO, 3.50%, 10/15/42	662,543	86,959
Ser. 4413, Class HI, IO, 3.50%, 3/15/40	2,858,025	328,673
Ser. 4099, Class BI, IO, 3.50%, 6/15/39	1,725,765	159,633
Ser. 3904, Class NI, IO, 3.50%, 8/15/26	1,148,984	104,869
Ser. 4134, Class PI, IO, 3.00%, 11/15/42	2,528,415	295,875
Ser. 4182, Class PI, IO, 3.00%, 12/15/41	980,672	73,748
Ser. 4206, Class IP, IO, 3.00%, 12/15/41	170,614	15,993
Ser. 4550, Class AI, IO, 3.00%, 10/15/40	2,461,903	335,606
Ser. 4510, Class HI, IO, 3.00%, 3/15/40	843,248	82,728
Ser. 4656, Class AI, IO, 3.00%, 9/15/37	2,087,920	188,560
Ser. 4666, Class AI, IO, 3.00%, 9/15/35	368,921	28,892

14 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (63.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%), 8.981%, 5/25/40	$24,229	$26,484
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 7.96%, 9/25/28	750,000	891,870
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2, (1 Month US LIBOR + 4.55%), 6.51%, 2/25/25	43,590	47,359
Ser. 17-8, IO, 6.00%, 2/25/47	1,632,780	437,585
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	129,660	31,486
Ser. 15-69, IO, 6.00%, 9/25/45	960,152	226,001
Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	4,618,858	1,028,943
Ser. 11-59, Class BI, IO, 6.00%, 8/25/40	793,569	59,200
Ser. 10-109, Class IM, IO, 5.50%, 9/25/40	3,398,792	667,251
Ser. 18-1, Class JI, IO, 5.00%, 2/25/48	2,550,282	511,866
Ser. 17-75, Class NI, IO, 5.00%, 11/25/46	5,787,308	1,202,892
Ser. 12-132, Class PI, IO, 5.00%, 10/25/42	3,654,298	749,131
Ser. 397, Class 2, IO, 5.00%, 9/25/39	991,684	214,645
Ser. 16-104, Class NI, IO, 5.00%, 4/25/38	130,311	2,280
Ser. 17-113, IO, 5.00%, 1/25/38	7,091,161	1,146,883
IFB Ser. 13-90, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 4.64%, 9/25/43	1,469,050	272,459
Ser. 12-49, Class QI, IO, 4.50%, 12/25/40	5,007,004	700,981
Ser. 404, Class 2, IO, 4.50%, 5/25/40	778,723	161,599
IFB Ser. 12-36, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.45%), 4.49%, 4/25/42	447,960	77,060
IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.40%), 4.44%, 4/25/40	322,791	55,278
IFB Ser. 18-36, Class SD, IO, 4.327%, 6/25/48	6,139,000	886,490
IFB Ser. 13-41, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 4.24%, 6/25/40	168,667	12,755
IFB Ser. 17-8, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 4.14%, 2/25/47	8,844,423	1,275,277
IFB Ser. 16-83, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 4.14%, 11/25/46	3,806,235	525,736
IFB Ser. 16-85, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 4.14%, 11/25/46	10,549,271	1,405,163
IFB Ser. 12-86, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 4.14%, 4/25/39	125,893	9,127
IFB Ser. 12-103, Class SD, ((-1 x 1 Month US LIBOR) + 6.05%), 4.09%, 9/25/42	547,233	98,366
IFB Ser. 10-140, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 4.04%, 7/25/39	1,548,292	127,440
Ser. 17-74, Class JI, IO, 4.00%, 10/25/47	2,852,012	474,575
Ser. 18-15, Class PI, IO, 4.00%, 10/25/47	3,073,777	521,454
Ser. 17-72, Class GI, IO, 4.00%, 8/25/47	4,756,420	813,823
Ser. 17-48, Class LI, IO, 4.00%, 5/25/47	4,187,611	789,574
Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	713,747	139,652
Ser. 17-7, Class JI, IO, 4.00%, 2/25/47	907,727	194,027
Ser. 17-15, Class LI, IO, 4.00%, 6/25/46	722,378	120,565
Ser. 16-24, Class CI, IO, 4.00%, 2/25/46	638,455	130,697
Ser. 12-90, Class DI, IO, 4.00%, 3/25/42	3,181,331	623,223
Ser. 14-95, Class TI, IO, 4.00%, 5/25/39	252,025	22,876
IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%), 3.94%, 10/25/41	1,125,140	147,675
Ser. 17-78, Class KI, IO, 3.50%, 10/25/47	1,132,764	228,433
Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	423,900	66,650
Ser. 16-102, Class JI, IO, 3.50%, 2/25/46	4,980,296	860,500
Ser. 15-73, Class PI, IO, 3.50%, 10/25/45	5,989,563	932,702
Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	254,947	37,753
Ser. 12-90, Class EI, IO, 3.50%, 2/25/39	186,751	16,574
Ser. 11-98, Class AI, IO, 3.50%, 11/25/37	3,885,954	185,282
Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	124,347	13,134
Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	476,250	35,712
Ser. 13-27, Class PI, IO, 3.00%, 12/25/41	956,793	69,602
Ser. 13-57, Class IQ, IO, 3.00%, 6/25/41	623,486	70,167
Ser. 16-97, Class KI, IO, 3.00%, 6/25/40	1,580,573	177,514
Government National Mortgage Association
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	85,340	20,162
Ser. 17-132, Class IB, IO, 5.50%, 9/20/47	2,132,478	490,470
Ser. 16-149, Class MI, IO, 5.50%, 5/20/39	491,888	65,175
Ser. 17-179, Class WI, IO, 5.00%, 12/20/47	3,085,448	728,937
Ser. 17-123, Class IO, IO, 5.00%, 8/16/47	1,190,100	293,928
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	352,556	79,738

Mortgage Opportunities Fund 15

	Principal
MORTGAGE-BACKED SECURITIES (63.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-5, IO, 5.00%, 1/20/47	$6,363,924	$1,464,541
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	4,287,058	851,838
Ser. 16-42, IO, 5.00%, 2/20/46	863,512	180,629
Ser. 16-168, Class AI, IO, 5.00%, 7/20/45	1,254,850	134,896
Ser. 17-136, Class IY, IO, 5.00%, 3/20/45	1,393,551	307,501
Ser. 15-35, Class AI, IO, 5.00%, 3/16/45	3,423,406	751,010
Ser. 15-89, Class LI, IO, 5.00%, 12/20/44	2,094,986	477,510
Ser. 14-132, IO, 5.00%, 9/20/44	3,565,919	786,891
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	57,206	12,766
Ser. 14-69, Class IG, IO, 5.00%, 9/20/43	380,689	74,745
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	539,217	118,304
Ser. 16-154, Class AI, IO, 5.00%, 2/20/41	213,672	10,237
Ser. 11-135, Class DI, IO, 5.00%, 4/16/40	1,223,656	290,046
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	40,253	9,189
Ser. 17-26, Class EI, IO, 5.00%, 2/20/40	2,146,043	366,354
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	185,684	40,683
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	26,183	5,903
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	2,359,327	524,030
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	246,788	56,134
IFB Ser. 11-148, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.69%), 4.756%, 11/16/41	2,117,078	399,704
IFB Ser. 13-182, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 4.752%, 12/20/43	3,363,341	579,773
IFB Ser. 11-156, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 4.652%, 4/20/38	80,558	15,004
IFB Ser. 10-50, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 4.602%, 12/20/38	237,837	11,892
IFB Ser. 10-3, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 4.602%, 11/20/38	359,946	16,010
IFB Ser. 10-167, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.50%), 4.566%, 8/16/38	5,508,617	254,774
IFB Ser. 10-62, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.49%), 4.542%, 5/20/40	102,121	15,793
Ser. 17-132, Class IA, IO, 4.50%, 9/20/47	3,631,252	748,946
Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	339,557	71,731
Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	142,165	22,047
Ser. 16-49, IO, 4.50%, 11/16/45	1,112,526	241,739
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	103,503	21,736
Ser. 16-129, Class PI, IO, 4.50%, 6/20/45	390,147	82,336
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	190,514	43,148
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	797,514	171,894
Ser. 14-161, Class HI, IO, 4.50%, 6/20/44	1,278,765	226,981
Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	134,995	23,323
Ser. 16-99, Class IP, IO, 4.50%, 8/20/43	729,198	117,352
Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	508,159	106,192
Ser. 12-129, IO, 4.50%, 11/16/42	241,227	55,832
Ser. 12-91, Class IN, IO, 4.50%, 5/20/42	132,151	26,010
Ser. 12-98, Class AI, IO, 4.50%, 4/16/42	1,780,403	333,897
Ser. 14-98, Class AI, IO, 4.50%, 10/20/41	1,416,739	150,647
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	115,655	25,001
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	85,375	18,308
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	38,068	7,751
Ser. 09-121, Class DI, IO, 4.50%, 12/16/39	6,819,310	1,373,614
Ser. 14-95, Class JI, IO, 4.50%, 12/16/39	2,927,430	611,247
Ser. 13-187, IO, 4.50%, 11/20/39	1,173,189	95,812
IFB Ser. 13-104, Class YS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 4.216%, 7/16/43	1,020,468	143,345
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 4.202%, 3/20/43	1,115,387	118,744
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 4.152%, 10/20/45	77,102	12,339
IFB Ser. 14-58, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 4.152%, 4/20/44	1,758,024	253,419
IFB Ser. 14-60, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 4.152%, 4/20/44	99,532	14,451
IFB Ser. 13-182, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 4.152%, 12/20/43	55,522	9,747
IFB Ser. 14-20, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 4.152%, 7/20/43	1,617,237	211,017
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 4.102%, 6/20/43	3,459,019	637,459
IFB Ser. 11-22, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 4.052%, 7/20/40	217,777	18,316
IFB Ser. 10-134, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 4.052%, 11/20/39	566,998	45,734

16 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (63.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 16-167, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 4.052%, 4/20/38	$217,828	$8,426
Ser. 17-130, Class IB, IO, 4.00%, 8/20/47	2,339,449	419,095
Ser. 17-120, Class IJ, IO, 4.00%, 4/20/47	1,996,449	296,972
Ser. 17-99, Class AI, IO, 4.00%, 1/20/47	2,323,355	422,827
Ser. 17-11, Class PI, IO, 4.00%, 12/20/46	1,289,121	201,425
Ser. 16-138, Class DI, IO, 4.00%, 10/20/46	1,322,038	259,093
Ser. 16-147, Class BI, IO, 4.00%, 10/20/46	1,696,156	320,452
Ser. 16-135, Class PI, IO, 4.00%, 5/20/46	2,167,487	465,121
Ser. 16-69, IO, 4.00%, 5/20/46	153,655	27,315
Ser. 16-29, IO, 4.00%, 2/16/46	799,224	158,846
Ser. 17-87, IO, 4.00%, 1/20/46	3,031,214	503,788
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	145,438	27,901
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	100,736	19,620
Ser. 16-47, Class CI, IO, 4.00%, 9/20/45	853,882	140,054
Ser. 15-106, Class CI, IO, 4.00%, 5/20/45	583,205	97,818
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	283,798	63,145
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	143,037	26,351
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	146,780	24,156
Ser. 17-45, Class IM, IO, 4.00%, 10/20/44	3,202,848	512,456
Ser. 17-17, Class EI, IO, 4.00%, 9/20/44	3,557,464	453,577
Ser. 17-68, Class IL, IO, 4.00%, 8/20/44	2,905,094	495,609
Ser. 15-40, Class KI, IO, 4.00%, 7/20/44	2,682,529	450,089
Ser. 17-63, Class PI, IO, 4.00%, 12/20/43	769,344	116,479
Ser. 15-144, Class IA, IO, 4.00%, 1/16/43	489,567	78,124
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	347,256	67,027
Ser. 15-162, Class BI, IO, 4.00%, 11/20/40	529,080	80,563
Ser. 14-115, Class EI, IO, 4.00%, 6/20/38	132,607	6,551
Ser. 18-51, Class EI, IO, 3.50%, 10/20/47	11,236,335	1,408,475
Ser. 17-136, Class GI, IO, 3.50%, 9/20/47	5,635,451	920,833
Ser. 17-141, Class ID, IO, 3.50%, 7/20/47	2,289,476	350,988
Ser. 17-130, Class NI, IO, 3.50%, 1/20/47	4,994,928	876,360
Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	143,206	18,617
Ser. 17-180, Class IP, IO, 3.50%, 11/20/46	2,919,382	488,540
Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	281,814	32,747
Ser. 15-111, Class IJ, IO, 3.50%, 8/20/45	1,916,945	329,279
Ser. 16-83, Class PI, IO, 3.50%, 6/20/45	254,337	36,879
Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	73,015	11,913
Ser. 15-52, Class IK, IO, 3.50%, 4/20/45	473,041	74,501
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	70,815	13,313
Ser. 17-136, Class IG, IO, 3.50%, 2/20/44	3,718,340	448,246
Ser. 17-6, Class DI, IO, 3.50%, 1/20/44	4,527,212	505,902
Ser. 17-17, Class DI, IO, 3.50%, 9/20/43	155,971	20,756
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	112,186	19,508
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	113,587	16,635
Ser. 13-14, IO, 3.50%, 12/20/42	179,393	25,746
Ser. 12-103, Class CI, IO, 3.50%, 8/16/42	1,395,642	284,144
Ser. 12-104, Class QI, IO, 3.50%, 4/20/42	80,995	19,079
Ser. 15-62, Class IL, IO, 3.50%, 2/16/42	3,746,424	469,989
Ser. 15-165, Class IC, IO, 3.50%, 7/16/41	7,477,914	797,472
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	4,435,372	615,408
Ser. 15-134, Class LI, IO, 3.50%, 5/20/39	676,963	63,465
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	1,884,733	180,348
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	90,535	7,316
Ser. 15-87, Class AI, IO, 3.50%, 12/20/38	1,403,655	96,408
Ser. 15-69, Class IK, IO, 3.50%, 3/20/38	1,497,437	162,322
Ser. 14-139, Class NI, IO, 3.50%, 8/20/28	1,063,949	89,755
Ser. 14-44, Class IA, IO, 3.50%, 5/20/28	2,281,621	233,136
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	1,541,047	147,786

Mortgage Opportunities Fund 17

	Principal
MORTGAGE-BACKED SECURITIES (63.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-H11, Class NI, IO, 2.467%, 5/20/67 W	$7,765,115	$949,674
Ser. 17-H22, Class EI, IO, 2.437%, 10/20/67 W	2,244,241	258,088
FRB Ser. 16-H16, Class DI, IO, 2.432%, 6/20/66 W	1,636,754	196,410
Ser. 17-H16, Class JI, IO, 2.418%, 8/20/67 W	907,529	132,726
Ser. 16-H27, Class BI, IO, 2.379%, 12/20/66 W	1,368,648	165,196
Ser. 17-H03, Class EI, IO, 2.371%, 1/20/67 W	978,719	149,255
Ser. 17-H02, Class BI, IO, 2.337%, 1/20/67 W	4,963,116	631,805
Ser. 10-H22, Class CI, IO, 2.311%, 10/20/60 W	727,341	40,913
Ser. 17-H04, Class BI, IO, 2.309%, 2/20/67 W	8,397,597	1,228,149
Ser. 17-H21, Class AI, IO, 2.30%, 10/20/67 W	12,408,869	1,585,121
Ser. 17-H18, Class DI, IO, 2.30%, 9/20/67 W	2,401,514	333,210
Ser. 17-H20, Class GI, IO, 2.292%, 9/20/67 W	10,102,380	1,275,425
Ser. 17-H05, Class CI, IO, 2.268%, 2/20/67 W	11,295,975	1,517,264
Ser. 17-H06, Class BI, IO, 2.259%, 2/20/67 W	2,106,072	268,524
Ser. 17-H03, Class AI, IO, 2.251%, 12/20/66 W	2,313,263	292,049
Ser. 17-H08, Class DI, IO, 2.25%, 2/20/67 W	1,385,347	225,119
Ser. 17-H03, Class DI, IO, 2.25%, 12/20/66 W	4,995,767	699,407
Ser. 16-H17, Class DI, IO, 2.178%, 7/20/66 W	3,996,508	452,337
Ser. 17-H14, Class JI, IO, 2.165%, 6/20/67 W	3,461,205	519,181
Ser. 17-H13, Class QI, IO, 2.142%, 6/20/67 W	3,461,473	441,947
Ser. 18-H07, Class IE, IO, 2.134%, 2/20/68 W	17,389,000	1,320,477
Ser. 17-H20, Class DI, IO, 2.128%, 10/20/67 W	2,167,234	300,595
Ser. 17-H20, Class AI, IO, 2.121%, 10/20/67 W	5,503,186	785,924
Ser. 18-H01, Class AI, IO, 2.115%, 1/20/68 W	13,631,301	2,006,528
Ser. 17-H06, Class MI, IO, 2.104%, 2/20/67 W	3,009,202	341,475
Ser. 16-H24, IO, 2.102%, 9/20/66 W	556,177	65,351
Ser. 15-H29, Class HI, IO, 2.094%, 9/20/65 W	4,115,199	383,125
Ser. 17-H08, Class EI, IO, 2.087%, 2/20/67 W	4,354,920	604,245
Ser. 16-H11, Class HI, IO, 2.086%, 1/20/66 W	286,354	28,635
Ser. 17-H08, Class NI, IO, 2.085%, 3/20/67 W	900,638	110,328
Ser. 15-H10, Class HI, IO, 2.079%, 4/20/65 W	312,237	28,882
Ser. 17-H20, Class HI, IO, 2.073%, 10/20/67 W	1,771,076	252,378
Ser. 16-H06, Class HI, IO, 2.054%, 2/20/66	171,803	15,949
Ser. 15-H22, Class HI, IO, 2.034%, 8/20/65 W	4,620,762	494,422
Ser. 16-H22, Class AI, IO, 2.03%, 10/20/66 W	8,254,932	1,003,379
Ser. 15-H24, Class HI, IO, 2.029%, 9/20/65 W	303,460	23,156
Ser. 17-H19, Class MI, IO, 2.023%, 4/20/67 W	1,986,872	236,636
Ser. 17-H11, Class DI, IO, 2.006%, 5/20/67 W	591,650	69,519
Ser. 16-H14, Class AI, IO, 2.006%, 6/20/66 W	203,589	23,572
Ser. 16-H23, Class NI, IO, 2.001%, 10/20/66 W	422,575	53,160
Ser. 16-H21, Class AI, IO, 1.954%, 9/20/66 W	5,906,851	753,124
Ser. 17-H16, Class IB, IO, 1.932%, 8/20/67 W	8,320,944	837,087
Ser. 16-H20, Class NI, IO, 1.927%, 9/20/66 W	1,268,811	145,913
Ser. 15-H13, Class AI, IO, 1.892%, 6/20/65 W	539,875	54,662
Ser. 15-H15, Class JI, IO, 1.89%, 6/20/65 W	281,463	28,540
Ser. 17-H09, Class DI, IO, 1.84%, 3/20/67 W	3,176,452	301,128
Ser. 16-H27, Class EI, IO, 1.827%, 12/20/66 W	6,837,488	722,688
FRB Ser. 15-H16, Class XI, IO, 1.816%, 7/20/65 W	92,602	10,214
Ser. 16-H22, IO, 1.795%, 10/20/66 W	7,368,003	697,109
Ser. 15-H25, Class EI, IO, 1.791%, 10/20/65 W	168,336	15,386
Ser. 15-H23, Class DI, IO, 1.787%, 9/20/65 W	180,903	17,723
Ser. 15-H20, Class AI, IO, 1.767%, 8/20/65 W	152,065	14,309
Ser. 15-H18, Class IA, IO, 1.76%, 6/20/65 W	221,730	15,588
Ser. 15-H10, Class CI, IO, 1.751%, 4/20/65 W	167,480	16,335
Ser. 15-H20, Class CI, IO, 1.747%, 8/20/65 W	160,179	17,347
Ser. 16-H06, Class AI, IO, 1.737%, 2/20/66	2,742,774	255,755
Ser. 15-H26, Class GI, IO, 1.736%, 10/20/65 W	91,907	8,658
Ser. 17-H06, Class DI, IO, 1.715%, 2/20/67 W	1,312,342	119,161

18 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (63.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-H15, Class CI, IO, 1.714%, 7/20/63 W	$4,485,189	$223,484
Ser. 17-H16, Class HI, IO, 1.711%, 8/20/67 W	5,554,404	555,440
Ser. 17-H09, IO, 1.703%, 4/20/67 W	838,071	90,676
Ser. 17-H09, Class HI, IO, 1.69%, 3/20/67 W	1,373,277	173,376
Ser. 15-H23, Class BI, IO, 1.67%, 9/20/65 W	111,606	9,732
Ser. 15-H26, Class EI, IO, 1.665%, 10/20/65 W	354,485	32,613
Ser. 17-H14, Class EI, IO, 1.657%, 6/20/67 W	4,739,529	432,482
Ser. 15-H25, Class CI, IO, 1.65%, 10/20/65 W	139,423	14,124
Ser. 17-H14, Class DI, IO, 1.647%, 6/20/67 W	1,035,574	78,414
Ser. 16-H18, Class QI, IO, 1.647%, 6/20/66 W	3,497,307	444,287
Ser. 16-H24, Class CI, IO, 1.639%, 10/20/66 W	8,437,250	750,915
Ser. 15-H09, Class BI, IO, 1.636%, 3/20/65 W	71,275	6,047
Ser. 15-H25, Class BI, IO, 1.63%, 10/20/65 W	228,417	22,910
Ser. 14-H25, Class BI, IO, 1.625%, 12/20/64 W	2,980,802	241,078
Ser. 17-H16, Class CI, IO, 1.609%, 7/20/67 W	10,669,605	735,733
Ser. 15-H26, Class DI, IO, 1.608%, 10/20/65 W	132,648	13,617
Ser. 15-H03, Class DI, IO, 1.608%, 1/20/65 W	450,650	41,189
Ser. 16-H12, Class AI, IO, 1.598%, 7/20/65 W	575,589	48,895
Ser. 13-H14, Class XI, IO, 1.594%, 3/20/63 W	423,268	22,222
Ser. 17-H10, Class MI, IO, 1.589%, 4/20/67 W	9,536,270	982,236
Ser. 16-H04, Class KI, IO, 1.574%, 2/20/66 W	119,747	9,430
Ser. 18-H01, Class IB, IO, 1.56%, 1/20/68 W	15,380,645	939,757
Ser. 15-H22, Class EI, IO, 1.56%, 8/20/65 W	331,220	18,780
Ser. 15-H25, Class AI, IO, 1.555%, 9/20/65 W	400,403	32,553
Ser. 15-H24, Class BI, IO, 1.551%, 8/20/65 W	544,048	27,924
Ser. 17-H03, Class HI, IO, 1.549%, 1/20/67 W	739,134	60,979
Ser. 14-H13, Class BI, IO, 1.529%, 5/20/64 W	350,144	18,820
Ser. 15-H14, Class BI, IO, 1.524%, 5/20/65 W	544,254	28,983
Ser. 16-H02, Class HI, IO, 1.521%, 1/20/66 W	409,460	35,705
Ser. 17-H06, Class EI, 1.52%, 2/20/67 W	253,818	18,310
FRB Ser. 12-H23, Class WI, IO, 1.513%, 10/20/62 W	1,000,729	50,600
Ser. 15-H01, Class BI, IO, 1.506%, 1/20/65 W	9,898,022	700,750
Ser. 11-H15, Class AI, IO, 1.504%, 6/20/61 W	2,924,461	168,157
Ser. 14-H23, Class BI, IO, 1.503%, 11/20/64 W	9,093,493	739,256
Ser. 15-H04, Class AI, IO, 1.473%, 12/20/64 W	6,773,853	584,245
Ser. 16-H25, Class GI, IO, 1.45%, 11/20/66 W	1,116,925	62,074
Ser. 14-H08, Class CI, IO, 1.433%, 3/20/64 W	15,785,885	849,959
Ser. 13-H24, Class AI, IO, 1.433%, 9/20/63 W	769,444	34,720
Ser. 14-H06, Class BI, IO, 1.426%, 2/20/64 W	10,634,169	571,108
Ser. 12-H29, Class AI, IO, 1.41%, 10/20/62 W	2,552,965	103,602
Ser. 12-H29, Class FI, IO, 1.41%, 10/20/62 W	2,552,965	103,602
Ser. 17-H16, Class KI, IO, 1.408%, 8/20/67 W	6,878,350	536,663
Ser. 10-H19, Class BI, IO, 1.407%, 8/20/60 W	483,393	29,861
Ser. 10-H20, Class IF, IO, 1.391%, 10/20/60 W	3,823,289	215,060
Ser. 14-H08, Class BI, IO, 1.39%, 4/20/64 W	246,110	20,612
Ser. 14-H09, Class AI, IO, 1.376%, 1/20/64 W	247,125	11,430
Ser. 16-H08, Class GI, IO, 1.367%, 4/20/66 W	284,365	17,082
Ser. 14-H21, Class AI, IO, 1.358%, 10/20/64 W	312,774	27,424
Ser. 12-H29, Class CI, IO, 1.355%, 2/20/62 W	9,003,439	450,172
Ser. 12-H06, Class AI, IO, 1.302%, 1/20/62 W	1,058,225	48,943
Ser. 11-H08, Class GI, IO, 1.205%, 3/20/61 W	357,332	16,080
FRB Ser. 11-H07, Class FI, IO, 1.178%, 2/20/61 W	796,541	27,481
Ser. 12-H10, Class AI, IO, 1.162%, 12/20/61 W	7,851,186	294,419
Ser. 12-H11, Class FI, IO, 1.161%, 2/20/62 W	12,986,251	514,593
Ser. 11-H16, Class FI, IO, 0.98%, 7/20/61 W	2,875,721	113,263
Ser. 15-H26, Class CI, IO, 0.869%, 8/20/65 W	475,069	6,318
		96,585,643

Mortgage Opportunities Fund 19

	Principal
MORTGAGE-BACKED SECURITIES (63.1%)* cont.	amount	Value
Commercial mortgage-backed securities (9.2%)
Banc of America Commercial Mortgage Trust Ser. 08-1, Class AJ, 6.571%, 2/10/51 W	$21,541	$21,571
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 07-T28, Class D, 5.618%, 9/11/42 W	332,000	295,480
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	100,000	88,865
Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B, 6.189%, 3/15/49 W	398	396
Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC21, Class D, 4.835%, 5/10/47 W	899,000	786,867
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3, Class AJ, 5.806%, 5/15/46 W	536,489	543,035
COMM Mortgage Trust 144A
FRB Ser. 12-CR3, Class E, 4.755%, 10/15/45 W	200,000	168,616
FRB Ser. 14-CR18, Class D, 4.734%, 7/15/47 W	282,000	251,894
Ser. 14-CR18, Class E, 3.60%, 7/15/47	200,000	127,460
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C4, Class C, 6.035%, 9/15/39 W	344,751	349,373
FRB Ser. 08-C1, Class AJ, 5.972%, 2/15/41 W	100,000	82,000
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.797%, 4/15/50 W	950,000	844,057
GCCFC Commercial Mortgage Trust FRB Ser. 05-GG5, Class B, 5.425%, 4/10/37 W	409,299	406,946
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.652%, 1/10/45 W	100,000	99,647
FRB Ser. 11-GC5, Class D, 5.398%, 8/10/44 W	1,154,000	1,106,037
FRB Ser. 13-GC10, Class E, 4.411%, 2/10/46 W	1,024,000	785,725
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.814%, 2/15/47 W	120,000	105,468
FRB Ser. 14-C19, Class D, 4.66%, 4/15/47 W	405,000	364,356
FRB Ser. 14-C25, Class D, 3.945%, 11/15/47 W	641,000	514,561
Ser. 13-C14, Class F, 3.598%, 8/15/46 W	625,000	439,355
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	100,000	60,572
JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 05-LDP4, Class C, 5.67%, 10/15/42 W	70,016	70,282
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class E, 6.234%, 2/12/51 W	1,451,000	1,465,510
FRB Ser. 12-C6, Class E, 5.141%, 5/15/45 W	224,000	197,826
FRB Ser. 12-C8, Class D, 4.654%, 10/15/45 W	750,000	719,324
FRB Ser. 12-LC9, Class E, 4.372%, 12/15/47 W	1,030,000	955,796
Ser. 13-C16, Class E, 3.744%, 12/15/46 W	1,000,000	726,719
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	100,000	74,746
LB-UBS Commercial Mortgage Trust FRB Ser. 06-C6, Class B, 5.472%, 9/15/39 (In default) † W	130,000	10,532
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class C, 5.324%, 12/12/49 W	1,422,739	1,397,656
Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.703%, 8/15/47 W	1,008,000	863,438
FRB Ser. 12-C6, Class G, 4.50%, 11/15/45 W	100,000	71,959
FRB Ser. 13-C10, Class D, 4.083%, 7/15/46 W	125,000	114,048
FRB Ser. 13-C10, Class E, 4.083%, 7/15/46 W	750,000	599,897
FRB Ser. 13-C10, Class F, 4.083%, 7/15/46 W	1,579,000	1,255,742
Ser. 14-C18, Class D, 3.389%, 10/15/47	498,000	370,675
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class B, 5.538%, 2/12/44 W	58,991	56,324
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	100,000	94,732
Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class D, 6.166%, 1/11/43 W	550,000	551,320
FRB Ser. 08-T29, Class F, 6.166%, 1/11/43 W	100,000	97,000
FRB Ser. 12-C4, Class D, 5.42%, 3/15/45 W	211,000	199,158
FRB Ser. 12-C4, Class E, 5.42%, 3/15/45 W	802,000	657,640
FRB Ser. 11-C3, Class G, 5.155%, 7/15/49 W	1,171,000	1,008,341
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 4.893%, 5/10/63 W	58,000	38,878
FRB Ser. 12-C2, Class E, 4.893%, 5/10/63 W	38,000	31,419
Wachovia Bank Commercial Mortgage Trust FRB Ser. 05-C21, Class D, 5.287%, 10/15/44 W	916,000	909,577
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.29%, 7/15/46 W	750,000	650,613
Ser. 14-LC16, Class D, 3.938%, 8/15/50	1,489,000	1,226,601

20 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (63.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.651%, 2/15/44 W	$75,000	$73,999
Ser. 11-C4, Class D, 5.234%, 6/15/44 W	206,000	200,172
FRB Ser. 14-C19, Class E, 4.971%, 3/15/47 W	446,000	326,785
FRB Ser. 12-C7, Class D, 4.824%, 6/15/45 W	354,000	324,703
FRB Ser. 12-C7, Class E, 4.824%, 6/15/45 W	675,000	561,128
FRB Ser. 13-C15, Class D, 4.48%, 8/15/46 W	1,350,000	1,150,388
FRB Ser. 12-C10, Class D, 4.444%, 12/15/45 W	874,000	741,534
		25,236,743
Residential mortgage-backed securities (non-agency) (18.7%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%),
2.15%, 5/25/47	149,183	114,533
Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 21A1, 3.765%, 9/25/35 W	771,434	731,150
FRB Ser. 05-8, Class 21A1, 3.721%, 10/25/35 W	570,661	578,786
FRB Ser. 06-6, Class 1A1, (1 Month US LIBOR + 0.32%), 2.28%, 11/25/36	1,157,793	1,154,377
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1, (1 Month US LIBOR + 0.23%), 2.19%, 9/25/46	197,052	179,854
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, (1 Month US LIBOR + 6.30%), 8.268%, 7/25/25 (Bermuda)	150,000	155,374
Citigroup Mortgage Loan Trust FRB Ser. 07-AR5, Class 1A1A, 3.811%, 4/25/37 W	962,876	958,514
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%), 2.31%, 3/25/37	446,597	372,996
FRB Ser. 07-WFH3, Class M1, (1 Month US LIBOR + 0.26%), 2.22%, 6/25/37	320,000	300,800
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%), 2.518%, 8/25/46	280,391	243,643
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 2.498%, 6/25/46	75,589	67,555
FRB Ser. 06-45T1, Class 2A7, (1 Month US LIBOR + 0.34%), 2.30%, 2/25/37	553,095	345,168
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%), 2.283%, 11/20/35	72,857	71,858
FRB Ser. 05-51, Class 3A3A, (1 Month US LIBOR + 0.32%), 2.273%, 11/20/35	363,416	334,724
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.19%), 2.15%, 8/25/46	288,561	240,948
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.19%), 2.15%, 8/25/46	714,834	607,609
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%), 2.15%, 8/25/46	742,673	625,732
Countrywide Home Loan Mortgage Pass-Through Trust FRB Ser. 06-OA5, Class 2A1, (1 Month US LIBOR
+ 0.20%), 2.16%, 4/25/46	94,119	87,160
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (1 Month US LIBOR + 10.50%), 12.46%, 5/25/28	249,527	330,115
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (1 Month US LIBOR + 9.35%), 11.31%, 4/25/28	359,220	470,006
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (1 Month US LIBOR + 7.55%), 9.51%, 12/25/27	737,563	893,621
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1, (1 Month US LIBOR + 5.15%), 7.11%, 10/25/29	250,000	284,072
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 7.11%, 11/25/28	685,000	819,471
FRB Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 6.96%, 12/25/28	670,000	788,536
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1, (1 Month US LIBOR + 4.95%), 6.91%, 7/25/29	1,203,000	1,369,245
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3, (1 Month US LIBOR + 3.85%), 5.81%, 3/25/29	343,000	386,371
FRB Ser. 17-HQA1, Class M2, (1 Month US LIBOR + 3.55%), 5.51%, 8/25/29	490,000	535,156
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2, (1 Month US LIBOR + 2.50%), 4.46%, 3/25/30	310,000	320,075
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 3.91%, 9/25/30	1,400,000	1,407,182
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, (1 Month US LIBOR + 12.75%), 14.71%, 10/25/28	827,014	1,211,380
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (1 Month US LIBOR + 12.25%), 14.21%, 9/25/28	94,908	140,717
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (1 Month US LIBOR + 11.75%), 13.71%, 10/25/28	134,977	192,791
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (1 Month US LIBOR + 11.75%), 13.71%, 8/25/28	60,922	87,998
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B, (1 Month US LIBOR + 10.75%), 12.71%, 1/25/29	69,935	91,729
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 7.86%, 10/25/28	1,397,000	1,641,032
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 7.66%, 4/25/28	909,922	1,056,171
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 7.51%, 4/25/28	1,343,197	1,522,010
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (1 Month US LIBOR + 5.50%), 7.46%, 9/25/29	1,769,000	2,011,499
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (1 Month US LIBOR + 5.30%), 7.26%, 10/25/28	896,000	1,062,022
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2B1, (1 Month US LIBOR + 5.05%), 7.01%, 11/25/29	1,500,000	1,657,068
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2, (1 Month US LIBOR + 5.00%), 6.96%, 7/25/25	590,410	669,531
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 6.96%, 7/25/25	559,717	621,934

Mortgage Opportunities Fund 21

	Principal
MORTGAGE-BACKED SECURITIES (63.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (1 Month US LIBOR + 4.85%), 6.81%, 10/25/29	$1,375,000	$1,520,237
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 6.41%, 1/25/29	700,000	783,850
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (1 Month US LIBOR + 4.35%), 6.31%, 5/25/29	721,000	804,136
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (1 Month US LIBOR + 4.30%), 6.26%, 2/25/25	105,105	116,207
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 6.21%, 4/25/29	700,000	796,794
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, (1 Month US LIBOR + 4.00%), 5.96%, 5/25/25	11,176	12,045
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2, (1 Month US LIBOR + 3.65%), 5.61%, 9/25/29	1,575,000	1,721,571
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (1 Month US LIBOR + 3.60%), 5.56%, 1/25/30	1,683,000	1,713,686
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 5.51%, 7/25/29	558,000	609,322
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2, (1 Month US LIBOR + 2.80%), 4.76%, 2/25/30	1,340,000	1,390,504
Connecticut Avenue Securities FRB Ser. 17-C06, Class 1M2, (1 Month US LIBOR + 2.65%), 4.61%, 2/25/30	1,920,000	1,985,710
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 4.21%, 7/25/30	1,350,000	1,371,060
Connecticut Avenue Securities FRB Ser. 18-C03, Class 1M2, (1 Month US LIBOR + 2.15%), 4.059%, 10/25/30	1,310,000	1,311,349
GSAA Home Equity Trust
FRB Ser. 05-15, Class 2A2, (1 Month US LIBOR + 0.25%), 2.21%, 1/25/36	885,294	610,233
FRB Ser. 06-8, Class 2A2, (1 Month US LIBOR + 0.18%), 2.14%, 5/25/36	158,779	79,414
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month US LIBOR + 0.31%), 2.27%, 5/25/37	1,074,328	804,249
HarborView Mortgage Loan Trust FRB Ser. 04-11, Class 1A, (1 Month US LIBOR + 0.70%), 2.648%, 1/19/35	653,735	464,152
IndyMac INDX Mortgage Loan Trust FRB Ser. 06-AR11, Class 2A1, 3.907%, 6/25/36 W	81,107	76,942
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (1 Month US LIBOR + 0.20%), 2.16%, 6/25/37	366,061	227,187
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-NC1, Class M2, (1 Month US LIBOR + 2.33%),
4.285%, 12/27/33	422,677	420,986
MortgageIT Trust FRB Ser. 05-3, Class M4, (1 Month US LIBOR + 0.95%), 2.905%, 8/25/35	53,547	48,022
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class B1, (1 Month US LIBOR + 6.00%), 7.71%, 4/25/27 (Bermuda)	960,000	1,026,180
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%), 2.17%, 8/25/36	240,393	211,546
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%), 2.14%, 1/25/37	89,916	85,842
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR14, Class 1A2, 3.402%, 12/25/35 W	1,515,661	1,518,598
FRB Ser. 05-AR10, Class 1A3, 3.338%, 9/25/35 W	843,830	845,501
FRB Ser. 05-AR12, Class 1A8, 3.272%, 10/25/35 W	1,573,958	1,572,952
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.46%), 2.42%, 10/25/44	334,692	330,173
FRB Ser. 05-AR13, Class A1C4, (1 Month US LIBOR + 0.43%), 2.39%, 10/25/45	232,878	232,332
Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR5, Class 1A1, 4.185%, 4/25/36 W	948,233	952,975
FRB Ser. 05-AR16, Class 6A4, 3.981%, 10/25/35 W	25,963	25,936
FRB Ser. 06-AR2, Class 1A1, 3.763%, 3/25/36 W	930,129	932,454
		51,342,658
Total mortgage-backed securities (cost $168,905,313)		$173,165,044

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (52.4%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.4%)
Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 6/1/48	$6,000,000	$6,244,219
4.00%, TBA, 6/1/48	3,000,000	3,081,094
		9,325,313
U.S. Government Agency Mortgage Obligations (49.0%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, TBA, 6/1/48	1,000,000	1,060,547
4.00%, TBA, 7/1/48	15,000,000	15,316,407
4.00%, TBA, 6/1/48	15,000,000	15,337,500
3.00%, TBA, 7/1/48	53,000,000	51,395,510
3.00%, TBA, 6/1/48	53,000,000	51,451,404
		134,561,368
Total U.S. government and agency mortgage obligations (cost $142,924,845)		$143,886,681

22 Mortgage Opportunities Fund

	Principal
ASSET-BACKED SECURITIES (1.7%)*	amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%),
2.76%, 11/25/50	$1,032,000	$1,032,000
Station Place Securitization Trust 144A
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%), 2.665%, 7/24/19	918,000	918,000
FRB Ser. 17-6, Class A, (1 Month US LIBOR + 0.70%), 2.665%, 11/24/18	1,434,000	1,434,000
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%), 2.475%, 4/24/19	1,166,000	1,166,000
Total asset-backed securities (cost $4,550,000)		$4,550,000

	Expiration
PURCHASED OPTIONS OUTSTANDING (0.3%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Call)	Jun-18/$96.29	$17,000,000	$17,000,000	$138,142
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Call)	Jul-18/96.69	8,000,000	8,000,000	51,072
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Call)	Jul-18/96.84	8,000,000	8,000,000	43,688
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Call)	Jul-18/97.00	8,000,000	8,000,000	36,992
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Call)	Jun-18/99.15	43,000,000	43,000,000	283,972
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Call)	Jul-18/98.53	8,000,000	8,000,000	97,904
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Call)	Jul-18/98.69	8,000,000	8,000,000	87,120
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Call)	Jul-18/98.84	8,000,000	8,000,000	76,736
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-18/98.91	17,000,000	17,000,000	23,698
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-18/98.75	17,000,000	17,000,000	18,802
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-18/98.59	17,000,000	17,000,000	14,841
Total purchased options outstanding (cost $814,375)				$872,967

		Notional/
	Expiration	contract
PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)	date/strike	amount	Value
Citibank, N.A.
2.933/3 month USD-LIBOR-BBA/Jun-28	Jun-18/2.933	$8,294,200	$57,147
(3.093)/3 month USD-LIBOR-BBA/Jun-28	Jun-18/3.093	8,294,200	995
Goldman Sachs International
2.8925/3 month USD-LIBOR-BBA/Jun-28	Jun-18/2.8925	12,441,300	79,998
2.927/3 month USD-LIBOR-BBA/Jun-28	Jun-18/2.927	8,294,200	61,045
(3.0625)/3 month USD-LIBOR-BBA/Jun-28	Jun-18/3.0625	12,441,300	13,063
(3.097)/3 month USD-LIBOR-BBA/Jun-28	Jun-18/3.097	8,294,200	2,903
Morgan Stanley & Co. International PLC
2.745/3 month USD-LIBOR-BBA/Aug-28	Aug-18/2.745	6,220,600	38,319
Total purchased swap options outstanding (cost $185,686)			$253,470

	Principal amount/
SHORT-TERM INVESTMENTS (38.4%)*		shares	Value
Interest in $502,976,000 joint tri-party repurchase agreement dated 5/31/18 with Citigroup Global Markets,
Inc. due 6/1/18 — maturity value of $37,467,863 for an effective yield of 1.790% (collateralized by various
U.S. Treasury notes with coupon rates ranging from 0.750% to 2.375% and due dates ranging from
7/31/18 to 1/31/23, valued at $513,035,527)		$37,466,000	$37,466,000
Putnam Short Term Investment Fund 1.94% L	Shares	54,532,124	54,532,124
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.67% P	Shares	378,000	378,000
U.S. Treasury Bills 1.493%, 6/7/18		$29,000	28,992
U.S. Treasury Bills 1.523%, 6/21/18 ∆		443,000	442,580
U.S. Treasury Bills 1.640%, 7/5/18 ∆		1,965,000	1,961,748
U.S. Treasury Bills 1.809%, 7/19/18 ∆ §		7,213,000	7,195,857
U.S. Treasury Bills 1.828%, 7/26/18 ∆ §		2,183,000	2,177,039
U.S. Treasury Bills 1.883%, 8/9/18 ∆ §		970,000	966,556
U.S. Treasury Bills 1.901%, 8/16/18 ∆ §		323,000	321,737
Total short-term investments (cost $105,470,986)			$105,470,633

TOTAL INVESTMENTS
Total investments (cost $422,851,205)			$428,198,795

Mortgage Opportunities Fund 23

Key to holding’s abbreviations

bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2017 through May 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $274,480,139.

† This security is non-income-producing.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $10,499,068 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,989,146 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $100,131,293 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

WRITTEN SWAP OPTIONS OUTSTANDING at 5/31/18 (premiums $443,475)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Citibank, N.A.
3.013/3 month USD-LIBOR-BBA/Jun-28	Jun-18/3.013	$4,147,100	$2,032
(3.013)/3 month USD-LIBOR-BBA/Jun-28	Jun-18/3.013	4,147,100	52,668
Goldman Sachs International
3.012/3 month USD-LIBOR-BBA/Jun-28	Jun-18/3.012	4,147,100	4,437
2.9775/3 month USD-LIBOR-BBA/Jun-28	Jun-18/2.9775	6,220,600	15,178
(3.012)/3 month USD-LIBOR-BBA/Jun-28	Jun-18/3.012	4,147,100	54,203
(2.9775)/3 month USD-LIBOR-BBA/Jun-28	Jun-18/2.9775	6,220,600	70,106
Morgan Stanley & Co. International PLC
3.255/3 month USD-LIBOR-BBA/Aug-28	Aug-18/3.255	6,220,600	14,059
3.02/3 month USD-LIBOR-BBA/Jul-28	Jul-18/3.02	12,558,800	55,133
(3.02)/3 month USD-LIBOR-BBA/Jul-28	Jul-18/3.02	12,558,800	206,341
Total			$474,157

24 Mortgage Opportunities Fund

WRITTEN OPTIONS OUTSTANDING at 5/31/18 (premiums $814,375)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Call)	Jul-18/$97.23	$8,000,000	$8,000,000	$28,520
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Call)	Jul-18/97.38	8,000,000	8,000,000	23,528
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Call)	Jul-18/97.54	8,000,000	8,000,000	19,200
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Call)	Jul-18/97.77	8,000,000	8,000,000	14,032
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Call)	Jul-18/97.92	8,000,000	8,000,000	11,160
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Call)	Jul-18/98.08	8,000,000	8,000,000	8,792
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Jun-18/96.29	17,000,000	17,000,000	1,666
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Call)	Jul-18/98.96	8,000,000	8,000,000	69,512
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Call)	Jul-18/99.11	8,000,000	8,000,000	60,024
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Call)	Jul-18/99.27	8,000,000	8,000,000	51,160
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Call)	Jul-18/99.38	8,000,000	8,000,000	45,168
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Call)	Jul-18/99.54	8,000,000	8,000,000	37,552
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Call)	Jul-18/99.70	8,000,000	8,000,000	30,728
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-18/98.55	17,000,000	17,000,000	13,804
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-18/98.39	17,000,000	17,000,000	10,812
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-18/98.23	17,000,000	17,000,000	8,398
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-18/98.19	17,000,000	17,000,000	7,769
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-18/98.03	17,000,000	17,000,000	5,967
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-18/97.88	17,000,000	17,000,000	4,539
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jun-18/99.15	43,000,000	43,000,000	4,300
Total				$456,631

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 5/31/18
Counterparty		Notional/	Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)
Citibank, N.A.
2.795/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-18/2.795	$12,441,300	$(42,922)	$1,369
2.7945/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-18/2.7945	8,294,200	(24,883)	(1,510)
(2.9695)/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-18/2.9695	8,294,200	(24,053)	(2,297)
2.882/3 month USD-LIBOR-BBA/Jun-28 (Written)	Jun-18/2.882	4,147,100	24,468	1,584
(2.882)/3 month USD-LIBOR-BBA/Jun-28 (Written)	Jun-18/2.882	4,147,100	24,468	(162)
(2.895)/3 month USD-LIBOR-BBA/Jun-28 (Written)	Jun-18/2.895	6,220,600	40,849	(4,790)
Goldman Sachs International
(2.999)/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-18/2.999	12,441,300	(41,056)	(7,589)
2.899/3 month USD-LIBOR-BBA/Jun-28 (Written)	Jun-18/2.899	6,220,600	40,351	4,665
Unrealized appreciation				7,618
Unrealized (depreciation)				(16,348)
Total				$(8,730)

TBA SALE COMMITMENTS OUTSTANDING at 5/31/18 (proceeds receivable $89,327,188)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.50%, 6/1/48	$4,000,000	6/13/18	$4,177,500
Federal National Mortgage Association, 4.00%, 6/1/48	15,000,000	6/13/18	15,337,500
Federal National Mortgage Association, 3.50%, 6/1/48	19,000,000	6/13/18	18,958,437
Federal National Mortgage Association, 3.00%, 6/1/48	53,000,000	6/13/18	51,451,404
Total			$89,924,841

Mortgage Opportunities Fund 25

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/18
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$8,729,800	$23,806	$56,370	4/9/28	2.903% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$25,912
4,814,200	7,626	24,007	4/11/28	2.89% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	12,998
5,584,550	21,774	30,351	4/19/28	2.917% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	5,283
248,800	1,100	(4)	4/19/28	2.923% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,252)
58,897,200	116,322 E	(73,197)	6/20/28	3 month USD-LIBOR-BBA — Quarterly	2.90% — Semiannually	43,125
290,300	213	(4)	4/19/28	3 month USD-LIBOR-BBA — Quarterly	2.864% — Semiannually	(64)
4,814,200	28,712	30,988	5/1/28	3 month USD-LIBOR-BBA — Quarterly	2.805% — Semiannually	3,754
9,628,500	22,771	(30,297)	5/1/28	2.90% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(56,786)
5,319,000	40,185	(71)	4/3/28	3 month USD-LIBOR-BBA — Quarterly	2.7845% — Semiannually	(36,513)
126,034,500	212,368 E	(161,367)	6/20/20	2.605% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	51,000
5,818,000	63,754 E	(9,931)	6/20/48	3 month USD-LIBOR-BBA — Quarterly	2.85% — Semiannually	(73,685)
138,472,600	333,857 E	(425,519)	6/20/23	2.75% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(91,666)
4,095,000	40,762	(140)	4/4/48	3 month USD-LIBOR-BBA — Quarterly	2.854% — Semiannually	(37,648)
2,055,000	13,156	(27)	4/5/28	2.798% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	11,736
3,995,000	28,564	(53)	4/6/28	3 month USD-LIBOR-BBA — Quarterly	2.7895% — Semiannually	(26,038)
4,883,000	5,244	(65)	4/9/28	3 month USD-LIBOR-BBA — Quarterly	2.85941% — Semiannually	(1,896)
1,907,700	1,189	(27)	5/22/28	2.866% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,029
6,220,600	105,738	10,182	5/22/28	3 month USD-LIBOR-BBA — Quarterly	3.066% — Semiannually	116,662
2,322,400	1,686	(33)	5/10/28	2.865% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,111
15,062,000	11,688	(57)	4/9/20	3 month USD-LIBOR-BBA — Quarterly	2.617% — Semiannually	(6,490)
7,911,000	14,643	(105)	4/9/28	3 month USD-LIBOR-BBA — Quarterly	2.8505% — Semiannually	(9,320)
5,270,000	169	(180)	4/9/48	2.9015% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(4,353)
421,200	526	(6)	4/10/28	3 month USD-LIBOR-BBA — Quarterly	2.8575% — Semiannually	(249)
1,720,000	2,824	(23)	4/10/28	3 month USD-LIBOR-BBA — Quarterly	2.853% — Semiannually	(1,703)
3,687,000	14,578	(49)	4/11/28	2.8265% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	12,264
4,069,000	18,998	(54)	4/11/28	3 month USD-LIBOR-BBA — Quarterly	2.8183% — Semiannually	(16,598)
404,000	2,308	(5)	4/13/28	3 month USD-LIBOR-BBA — Quarterly	2.8065% — Semiannually	(2,089)
403,000	2,390	(5)	4/13/28	3 month USD-LIBOR-BBA — Quarterly	2.804% — Semiannually	(2,173)
5,306,000	31,380	(70)	4/13/28	3 month USD-LIBOR-BBA — Quarterly	2.8042% — Semiannually	(28,523)
61,000	415	(1)	4/13/28	3 month USD-LIBOR-BBA — Quarterly	2.79393% — Semiannually	(383)
1,027,000	206	(14)	4/18/28	3 month USD-LIBOR-BBA — Quarterly	2.87% — Semiannually	344
4,814,250	18,800	23,070	4/18/28	2.917% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,354
186,600	47	(3)	5/16/28	2.87% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	15
6,933,000	2,239	(92)	4/18/28	3 month USD-LIBOR-BBA — Quarterly	2.876% — Semiannually	6,008
2,575,000	2,112	(34)	4/19/28	2.863% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	721
2,263,000	1,421	(30)	4/19/28	3 month USD-LIBOR-BBA — Quarterly	2.8652% — Semiannually	(253)
5,150,000	3,935	(68)	4/19/28	3 month USD-LIBOR-BBA — Quarterly	2.86365% — Semiannually	(1,286)
2,700,000	2,581	(36)	4/20/28	3 month USD-LIBOR-BBA — Quarterly	2.8615% — Semiannually	(1,248)
3,492,800	15,718	(46)	4/23/28	2.92406% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(17,609)
539,100	2,758	(8)	5/29/28	2.93% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(2,749)
9,953,500	62,379	(132)	4/24/28	2.94422% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(67,843)
9,953,500	64,320	(132)	4/24/28	2.94645% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(69,806)
50,824,000	45,640	(1,351)	4/24/20	2.715% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(62,244)
14,735,000	89,486	(2,362)	4/24/28	3 month USD-LIBOR-BBA — Quarterly	2.942% — Semiannually	94,983
8,594,000	80,758	(114)	4/24/28	3 month USD-LIBOR-BBA — Quarterly	2.98% — Semiannually	85,564
2,384,000	29,287	(32)	4/25/28	3.013% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(30,721)
2,384,000	26,629	(32)	4/25/28	3.00026% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(28,032)
1,192,000	13,287	(16)	4/25/28	3.00% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(13,988)
5,989,000	78,510	(79)	4/26/28	3 month USD-LIBOR-BBA — Quarterly	3.0225% — Semiannually	81,885
15,288,000	106,481	(124)	4/27/23	2.9459% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(113,979)
1,148,000	18,462	(15)	4/27/28	3.0565% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(19,151)
903,000	5,602	(7)	4/30/23	3 month USD-LIBOR-BBA — Quarterly	2.9275% — Semiannually	5,978
7,529,300	98,687	(100)	4/30/28	3.0215% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(102,590)
7,529,300	99,605	(100)	4/30/28	3.0229% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(103,517)

26 Mortgage Opportunities Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/18 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$15,058,500	$200,670	$5,647	4/30/28	3 month USD-LIBOR-BBA — Quarterly	3.024% — Semiannually	$213,956
460,500	4,947	(7)	5/22/28	2.995% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(5,000)
12,558,800	146,084	(74,263)	5/31/28	3 month USD-LIBOR-BBA — Quarterly	3.005% — Semiannually	71,821
8,372,500	21,233	(23,973)	6/1/28	3 month USD-LIBOR-BBA — Quarterly	2.902% — Semiannually	(2,740)
4,186,300	43,885	23,911	6/1/28	2.992% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(19,974)
11,835,200	61,342	(96)	5/1/23	3 month USD-LIBOR-BBA — Quarterly	2.907% — Semiannually	65,886
7,696,000	83,201	(102)	5/2/28	3 month USD-LIBOR-BBA — Quarterly	2.9965% — Semiannually	86,522
6,279,400	68,113	22,104	5/24/28	3 month USD-LIBOR-BBA — Quarterly	2.99625% — Semiannually	90,624
12,558,800	222,014	(22,772)	5/24/28	3.07375% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(245,790)
740,000	9,816	(10)	5/4/28	3.0245% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(10,145)
740,000	9,687	(10)	5/4/28	3.0225% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(10,014)
4,186,300	50,700	20,248	5/30/28	3.01% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(30,263)
16,574,000	29,452	(62)	5/4/20	3 month USD-LIBOR-BBA — Quarterly	2.7655% — Semiannually	33,306
4,108,000	46,926	(54)	5/4/28	3.0035% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(48,684)
3,282,000	30,158	(44)	5/8/28	3 month USD-LIBOR-BBA — Quarterly	2.978% — Semiannually	31,189
1,630,000	2,264	(6)	5/8/20	3 month USD-LIBOR-BBA — Quarterly	2.745% — Semiannually	2,549
3,330,000	18,342	(27)	5/9/23	2.9145% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(19,259)
306,000	3,125	(4)	5/10/28	2.9895% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(3,222)
5,766,000	10,471	(22)	5/10/20	2.7675% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(11,512)
1,555,000	19,172	(21)	5/10/28	3 month USD-LIBOR-BBA — Quarterly	3.01362% — Semiannually	19,649
206,000	438	(1)	5/11/20	2.78403% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(474)
3,239,500	45,013	(43)	5/11/28	3.0315% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(46,060)
3,239,500	47,290	(43)	5/11/28	3.0395% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(48,352)
12,030,000	22,352	(45)	5/14/20	2.77% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(23,968)
1,988,000	22,484	(26)	5/14/28	3.002% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(22,988)
5,705,000	61,911	(76)	5/15/28	3 month USD-LIBOR-BBA — Quarterly	2.9965% — Semiannually	63,122
3,610,000	62,395	(48)	5/17/28	3.06911% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(63,261)
3,261,000	62,722	(43)	5/18/28	3.09134% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(63,456)
3,261,000	64,395	(43)	5/18/28	3.09716% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(65,136)
7,671,000	180,077	(102)	5/21/28	3.1395% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(181,404)
3,317,000	69,239	(44)	5/23/28	3 month USD-LIBOR-BBA — Quarterly	3.11% — Semiannually	69,555
1,290,000	26,779	(17)	5/24/28	3 month USD-LIBOR-BBA — Quarterly	3.1087% — Semiannually	26,874
1,914,400	38,912	(25)	5/24/28	3 month USD-LIBOR-BBA — Quarterly	3.10379% — Semiannually	39,051
9,814,000	68,747	(79)	5/25/23	2.9445% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(69,196)
6,659,000	91,401	(88)	5/29/28	3 month USD-LIBOR-BBA — Quarterly	3.0275% — Semiannually	91,146
2,301,600	21,161 E	(33)	8/30/28	2.995% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(21,194)
4,799,000	18,966	(64)	5/31/28	3 month USD-LIBOR-BBA — Quarterly	2.918% — Semiannually	18,902
4,570,000	8,377	(61)	5/31/28	2.894% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(8,437)
4,570,000	9,186	(61)	5/31/28	2.896% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(9,246)
3,081,000	16,517	(41)	5/31/28	3 month USD-LIBOR-BBA — Quarterly	2.8125% — Semiannually	(16,558)
5,134,000	3,163	(68)	6/1/28	3 month USD-LIBOR-BBA — Quarterly	2.8663% — Semiannually	(3,231)
5,134,000	3,979	(68)	6/1/28	3 month USD-LIBOR-BBA — Quarterly	2.8645% — Semiannually	(4,047)
5,134,000	3,378	(68)	6/1/28	3 month USD-LIBOR-BBA — Quarterly	2.86582% — Semiannually	(3,446)
3,996,000	8,196	(53)	6/1/28	2.8965% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(8,249)
1,302,000	4,675	(17)	6/4/28	3 month USD-LIBOR-BBA — Quarterly	2.91332% — Semiannually	4,658
758,000	439	(10)	6/4/28	2.87919% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(449)
Total		$(582,079)				$(607,664)

E Extended effective date.

Mortgage Opportunities Fund 27

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/18
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$61,729	$60,180	$—	1/12/41	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	$1,049
					Mae pools — Monthly
49,112	47,880	—	1/12/41	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	834
					Mae pools — Monthly
140,231	135,392	—	1/12/43	(3.50%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 3.50% 30 year Fannie	3,821
					Mae pools — Monthly
Credit Suisse International
291,083	281,038	—	1/12/41	3.50% ( 1 month USD-LIBOR) — Monthly	Synthetic TRS Index 3.50% 30 year Fannie	(7,931)
					Mae pools — Monthly
110,841	108,061	—	1/12/41	4.00% ( 1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	(1,883)
					Mae pools — Monthly
28,769	27,368	—	1/12/45	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	(1,182)
					Mae pools — Monthly
25,417	24,202	—	1/12/44	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	(1,023)
					Mae pools — Monthly
Goldman Sachs International
31,394	29,865	—	1/12/45	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	(1,290)
					Mae pools — Monthly
150,852	145,646	—	1/12/43	(3.50%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 3.50% 30 year Fannie	4,110
					Mae pools — Monthly
9,362	9,165	—	1/12/44	(3.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 3.00% 30 year Fannie	133
					Mae pools — Monthly
JPMorgan Securities LLC
17,272	16,446	—	1/12/44	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	(695)
					Mae pools — Monthly
42,689	40,649	—	1/12/44	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	1,718
					Mae pools — Monthly
Upfront premium received		—		Unrealized appreciation		11,665
Upfront premium (paid)		—		Unrealized (depreciation)		(14,004)
Total		$—		Total		$(2,339)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/18
		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Barclays Bank PLC
CMBX NA BBB–.7 Index	BBB–/P	$34	$6,000	$466	1/17/47	300 bp — Monthly	$(429)
Citigroup Global Markets, Inc.
CMBX NA BBB–.6 Index	BBB–/P	336,602	2,371,000	266,263	5/11/63	300 bp — Monthly	71,722
CMBX NA BBB–.6 Index	BBB–/P	4,488	40,000	4,492	5/11/63	300 bp — Monthly	6
CMBX NA BBB–.6 Index	BBB–/P	6,256	46,000	5,166	5/11/63	300 bp — Monthly	1,117
CMBX NA BBB–.6 Index	BBB–/P	6,159	58,000	6,513	5/11/63	300 bp — Monthly	(321)
CMBX NA BBB–.6 Index	BBB–/P	6,218	58,000	6,513	5/11/63	300 bp — Monthly	(262)
CMBX NA BBB–.6 Index	BBB–/P	18,795	127,000	14,262	5/11/63	300 bp — Monthly	4,607
CMBX NA BBB–.6 Index	BBB–/P	18,685	127,000	14,262	5/11/63	300 bp — Monthly	4,497
CMBX NA BBB–.6 Index	BBB–/P	26,075	173,000	19,428	5/11/63	300 bp — Monthly	6,748
CMBX NA BBB–.6 Index	BBB–/P	125,173	925,000	103,878	5/11/63	300 bp — Monthly	21,835
CMBX NA BBB–.6 Index	BBB–/P	147,003	1,001,000	112,412	5/11/63	300 bp — Monthly	35,175
CMBX NA BBB–.6 Index	BBB–/P	126,630	1,187,000	133,300	5/11/63	300 bp — Monthly	(5,978)
CMBX NA BBB–.6 Index	BBB–/P	184,188	1,365,000	153,290	5/11/63	300 bp — Monthly	31,695
CMBX NA BBB–.7 Index	BBB–/P	875,280	8,813,000	684,770	1/17/47	300 bp — Monthly	195,651
Credit Suisse International
CMBX NA BBB–.6 Index	BBB–/P	23,756	170,000	19,091	5/11/63	300 bp — Monthly	4,764
CMBX NA BBB–.6 Index	BBB–/P	38,296	247,000	27,738	5/11/63	300 bp — Monthly	10,702

28 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/18 cont.
		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Credit Suisse International cont.
CMBX NA A.6 Index	A/P	$812	$16,000	$174	5/11/63	200 bp — Monthly	$644
CMBX NA A.7 Index	A-/P	1,178	32,000	32	1/17/47	200 bp — Monthly	1,222
CMBX NA BB.6 Index	BB/P	69,142	358,000	69,452	5/11/63	500 bp — Monthly	39
CMBX NA BBB–.6 Index	BBB–/P	9,751	77,000	8,647	5/11/63	300 bp — Monthly	1,149
CMBX NA BBB–.6 Index	BBB–/P	15,910	94,000	10,556	5/11/63	300 bp — Monthly	5,408
CMBX NA BBB–.6 Index	BBB–/P	12,423	107,000	12,016	5/11/63	300 bp — Monthly	469
CMBX NA BBB–.6 Index	BBB–/P	12,951	113,000	12,690	5/11/63	300 bp — Monthly	327
CMBX NA BBB–.6 Index	BBB–/P	14,905	141,000	15,834	5/11/63	300 bp — Monthly	(847)
CMBX NA BBB–.6 Index	BBB–/P	22,783	151,000	16,957	5/11/63	300 bp — Monthly	5,913
CMBX NA BBB–.6 Index	BBB–/P	19,262	178,000	19,989	5/11/63	300 bp — Monthly	(624)
CMBX NA BBB–.6 Index	BBB–/P	57,183	379,000	42,562	5/11/63	300 bp — Monthly	14,842
CMBX NA BBB–.6 Index	BBB–/P	58,852	513,000	57,610	5/11/63	300 bp — Monthly	1,541
CMBX NA BBB–.6 Index	BBB–/P	229,345	2,145,000	240,884	5/11/63	300 bp — Monthly	(10,287)
CMBX NA BBB–.6 Index	BBB–/P	334,896	3,079,000	345,772	5/11/63	300 bp — Monthly	(9,080)
CMBX NA BBB–.7 Index	BBB–/P	1,379	21,000	1,632	1/17/47	300 bp — Monthly	(240)
Goldman Sachs International
CMBX NA A.6 Index	A/P	154	3,000	33	5/11/63	200 bp — Monthly	123
CMBX NA A.6 Index	A/P	11,638	226,000	2,463	5/11/63	200 bp — Monthly	9,263
CMBX NA A.6 Index	A/P	11,590	226,000	2,463	5/11/63	200 bp — Monthly	9,215
CMBX NA BBB–.6 Index	BBB–/P	79	1,000	112	5/11/63	300 bp — Monthly	(33)
CMBX NA BBB–.6 Index	BBB–/P	68	1,000	112	5/11/63	300 bp — Monthly	(44)
CMBX NA BBB–.6 Index	BBB–/P	520	6,000	674	5/11/63	300 bp — Monthly	(150)
CMBX NA BBB–.6 Index	BBB–/P	833	6,000	674	5/11/63	300 bp — Monthly	163
CMBX NA BBB–.6 Index	BBB–/P	758	7,000	786	5/11/63	300 bp — Monthly	(24)
CMBX NA BBB–.6 Index	BBB–/P	580	7,000	786	5/11/63	300 bp — Monthly	(202)
CMBX NA BBB–.6 Index	BBB–/P	780	7,000	786	5/11/63	300 bp — Monthly	(2)
CMBX NA BBB–.6 Index	BBB–/P	844	10,000	1,123	5/11/63	300 bp — Monthly	(273)
CMBX NA BBB–.6 Index	BBB–/P	1,433	13,000	1,460	5/11/63	300 bp — Monthly	(19)
CMBX NA BBB–.6 Index	BBB–/P	1,959	13,000	1,460	5/11/63	300 bp — Monthly	507
CMBX NA BBB–.6 Index	BBB–/P	1,266	15,000	1,685	5/11/63	300 bp — Monthly	(410)
CMBX NA BBB–.6 Index	BBB–/P	1,382	16,000	1,797	5/11/63	300 bp — Monthly	(406)
CMBX NA BBB–.6 Index	BBB–/P	2,196	19,000	2,134	5/11/63	300 bp — Monthly	67
CMBX NA BBB–.6 Index	BBB–/P	2,932	39,000	4,380	5/11/63	300 bp — Monthly	(1,425)
CMBX NA BBB–.6 Index	BBB–/P	4,589	41,000	4,604	5/11/63	300 bp — Monthly	8
CMBX NA BBB–.6 Index	BBB–/P	4,408	47,000	5,278	5/11/63	300 bp — Monthly	(843)
CMBX NA BBB–.6 Index	BBB–/P	6,102	52,000	5,840	5/11/63	300 bp — Monthly	292
CMBX NA BBB–.6 Index	BBB–/P	6,807	61,000	6,850	5/11/63	300 bp — Monthly	(8)
CMBX NA BBB–.6 Index	BBB–/P	6,807	61,000	6,850	5/11/63	300 bp — Monthly	(8)
CMBX NA BBB–.6 Index	BBB–/P	18,576	121,000	13,588	5/11/63	300 bp — Monthly	5,059
CMBX NA BBB–.6 Index	BBB–/P	19,769	166,000	18,642	5/11/63	300 bp — Monthly	1,224
CMBX NA BBB–.6 Index	BBB–/P	28,389	179,000	20,102	5/11/63	300 bp — Monthly	8,392
CMBX NA BBB–.6 Index	BBB–/P	22,689	192,000	21,562	5/11/63	300 bp — Monthly	1,239
CMBX NA BBB–.6 Index	BBB–/P	22,767	192,000	21,562	5/11/63	300 bp — Monthly	1,318
CMBX NA BBB–.6 Index	BBB–/P	31,086	196,000	22,011	5/11/63	300 bp — Monthly	9,189
CMBX NA BBB–.6 Index	BBB–/P	42,824	274,000	30,770	5/11/63	300 bp — Monthly	12,214
CMBX NA BBB–.6 Index	BBB–/P	37,025	300,000	33,690	5/11/63	300 bp — Monthly	3,510
CMBX NA BBB–.6 Index	BBB–/P	34,253	310,000	34,813	5/11/63	300 bp — Monthly	(380)
CMBX NA BBB–.6 Index	BBB–/P	67,429	432,000	48,514	5/11/63	300 bp — Monthly	19,168
CMBX NA BBB–.6 Index	BBB–/P	67,683	449,000	50,423	5/11/63	300 bp — Monthly	17,523
CMBX NA BBB–.6 Index	BBB–/P	67,712	449,000	50,423	5/11/63	300 bp — Monthly	17,552
CMBX NA BBB–.6 Index	BBB–/P	79,800	561,000	63,000	5/11/63	300 bp — Monthly	17,127
CMBX NA BBB–.6 Index	BBB–/P	85,858	578,000	64,909	5/11/63	300 bp — Monthly	21,286
CMBX NA BBB–.6 Index	BBB–/P	102,463	673,000	75,578	5/11/63	300 bp — Monthly	27,278

Mortgage Opportunities Fund 29

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/18 cont.
		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6 Index	BBB–/P	$79,608	$693,000	$77,824	5/11/63	300 bp — Monthly	$2,188
CMBX NA BBB–.6 Index	BBB–/P	124,104	902,000	101,295	5/11/63	300 bp — Monthly	23,336
CMBX NA BBB–.6 Index	BBB–/P	317,200	2,000,000	224,600	5/11/63	300 bp — Monthly	93,767
CMBX NA BBB–.6 Index	BBB–/P	793,000	5,000,000	561,500	5/11/63	300 bp — Monthly	234,417
CMBX NA BBB–.6 Index	BBB–/P	812,499	6,000,000	673,800	5/11/63	300 bp — Monthly	142,199
CMBX NA BBB–.7 Index	BBB–/P	370	5,000	389	1/17/47	300 bp — Monthly	(16)
CMBX NA BBB–.7 Index	BBB–/P	3,816	37,000	2,875	1/17/47	300 bp — Monthly	962
CMBX NA BBB–.7 Index	BBB–/P	4,227	52,000	4,040	1/17/47	300 bp — Monthly	217
CMBX NA BBB–.7 Index	BBB–/P	4,856	57,000	4,429	1/17/47	300 bp — Monthly	460
CMBX NA BBB–.7 Index	BBB–/P	7,472	86,000	6,682	1/17/47	300 bp — Monthly	840
CMBX NA BBB–.7 Index	BBB–/P	23,196	206,000	16,006	1/17/47	300 bp — Monthly	7,310
JPMorgan Securities LLC
CMBX NA BB.6 Index	BB/P	53,384	252,000	48,888	5/11/63	500 bp — Monthly	4,741
CMBX NA BBB–.6 Index	BBB–/P	183,310	1,288,000	144,642	5/11/63	300 bp — Monthly	39,419
CMBX NA BB.6 Index	BB/P	12,113	50,000	9,700	5/11/63	500 bp — Monthly	2,461
CMBX NA BB.6 Index	BB/P	176,585	700,000	135,800	5/11/63	500 bp — Monthly	41,466
CMBX NA BBB–.6 Index	BBB–/P	785	7,000	786	5/11/63	300 bp — Monthly	3
CMBX NA BBB–.6 Index	BBB–/P	769	7,000	786	5/11/63	300 bp — Monthly	(13)
CMBX NA BBB–.6 Index	BBB–/P	912	8,000	898	5/11/63	300 bp — Monthly	18
CMBX NA BBB–.6 Index	BBB–/P	1,101	10,000	1,123	5/11/63	300 bp — Monthly	(17)
CMBX NA BBB–.6 Index	BBB–/P	1,362	12,000	1,348	5/11/63	300 bp — Monthly	21
CMBX NA BBB–.6 Index	BBB–/P	1,876	17,000	1,909	5/11/63	300 bp — Monthly	(23)
CMBX NA BBB–.6 Index	BBB–/P	2,190	20,000	2,246	5/11/63	300 bp — Monthly	(44)
CMBX NA BBB–.6 Index	BBB–/P	2,325	20,000	2,246	5/11/63	300 bp — Monthly	84
CMBX NA BBB–.6 Index	BBB–/P	4,123	37,000	4,155	5/11/63	300 bp — Monthly	(11)
CMBX NA BBB–.6 Index	BBB–/P	6,027	51,000	5,727	5/11/63	300 bp — Monthly	330
CMBX NA BBB–.6 Index	BBB–/P	6,380	51,000	5,727	5/11/63	300 bp — Monthly	682
CMBX NA BBB–.6 Index	BBB–/P	8,262	75,000	8,423	5/11/63	300 bp — Monthly	(117)
CMBX NA BBB–.6 Index	BBB–/P	12,517	79,000	8,872	5/11/63	300 bp — Monthly	3,691
CMBX NA BBB–.6 Index	BBB–/P	15,568	106,000	11,904	5/11/63	300 bp — Monthly	3,726
CMBX NA BBB–.6 Index	BBB–/P	16,115	108,000	12,128	5/11/63	300 bp — Monthly	4,049
CMBX NA BBB–.6 Index	BBB–/P	18,155	121,000	13,588	5/11/63	300 bp — Monthly	4,637
CMBX NA BBB–.6 Index	BBB–/P	16,826	125,000	14,038	5/11/63	300 bp — Monthly	2,861
CMBX NA BBB–.6 Index	BBB–/P	18,985	125,000	14,038	5/11/63	300 bp — Monthly	5,021
CMBX NA BBB–.6 Index	BBB–/P	22,027	139,000	15,610	5/11/63	300 bp — Monthly	6,498
CMBX NA BBB–.6 Index	BBB–/P	18,931	145,000	16,284	5/11/63	300 bp — Monthly	2,733
CMBX NA BBB–.6 Index	BBB–/P	24,451	148,000	16,620	5/11/63	300 bp — Monthly	7,917
CMBX NA BBB–.6 Index	BBB–/P	24,344	148,000	16,620	5/11/63	300 bp — Monthly	7,810
CMBX NA BBB–.6 Index	BBB–/P	23,825	151,000	16,957	5/11/63	300 bp — Monthly	6,956
CMBX NA BBB–.6 Index	BBB–/P	29,909	189,000	21,225	5/11/63	300 bp — Monthly	8,795
CMBX NA BBB–.6 Index	BBB–/P	30,043	189,000	21,225	5/11/63	300 bp — Monthly	8,929
CMBX NA BBB–.6 Index	BBB–/P	20,241	193,000	21,674	5/11/63	300 bp — Monthly	(1,320)
CMBX NA BBB–.6 Index	BBB–/P	23,243	218,000	24,481	5/11/63	300 bp — Monthly	(1,111)
CMBX NA BBB–.6 Index	BBB–/P	34,831	234,000	26,278	5/11/63	300 bp — Monthly	8,689
CMBX NA BBB–.6 Index	BBB–/P	36,182	241,000	27,064	5/11/63	300 bp — Monthly	9,258
CMBX NA BBB–.6 Index	BBB–/P	38,198	290,000	32,567	5/11/63	300 bp — Monthly	5,801
CMBX NA BBB–.6 Index	BBB–/P	37,312	309,000	34,701	5/11/63	300 bp — Monthly	2,792
CMBX NA BBB–.6 Index	BBB–/P	48,630	310,000	34,813	5/11/63	300 bp — Monthly	13,998
CMBX NA BBB–.6 Index	BBB–/P	37,928	313,000	35,150	5/11/63	300 bp — Monthly	2,961
CMBX NA BBB–.6 Index	BBB–/P	50,938	320,000	35,936	5/11/63	300 bp — Monthly	15,188
CMBX NA BBB–.6 Index	BBB–/P	59,640	379,000	42,562	5/11/63	300 bp — Monthly	17,299
CMBX NA BBB–.6 Index	BBB–/P	57,154	500,000	56,150	5/11/63	300 bp — Monthly	1,295
CMBX NA BBB–.6 Index	BBB–/P	79,699	517,000	58,059	5/11/63	300 bp — Monthly	21,942

30 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/18 cont.
		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6 Index	BBB–/P	$87,957	$555,000	$62,327	5/11/63	300 bp — Monthly	$25,954
CMBX NA BBB–.6 Index	BBB–/P	63,790	593,000	66,594	5/11/63	300 bp — Monthly	(2,458)
CMBX NA BBB–.6 Index	BBB–/P	63,790	593,000	66,594	5/11/63	300 bp — Monthly	(2,458)
CMBX NA BBB–.6 Index	BBB–/P	103,042	657,000	73,781	5/11/63	300 bp — Monthly	29,645
CMBX NA BBB–.6 Index	BBB–/P	124,252	902,000	101,295	5/11/63	300 bp — Monthly	23,484
CMBX NA BBB–.6 Index	BBB–/P	104,240	1,000,000	112,300	5/11/63	300 bp — Monthly	(7,477)
CMBX NA BBB–.6 Index	BBB–/P	233,673	1,746,000	196,076	5/11/63	300 bp — Monthly	38,616
CMBX NA BBB–.6 Index	BBB–/P	612,164	3,885,000	436,286	5/11/63	300 bp — Monthly	178,144
CMBX NA BBB–.6 Index	BBB–/P	695,693	4,414,000	495,692	5/11/63	300 bp — Monthly	202,575
CMBX NA BBB–.6 Index	BBB–/P	1,357,721	10,000,000	1,123,000	5/11/63	300 bp — Monthly	240,555
CMBX NA BBB–.6 Index	BBB–/P	4,276,966	26,967,000	3,028,394	5/11/63	300 bp — Monthly	1,264,303
CMBX NA BBB–.7 Index	BBB–/P	538,341	4,781,000	371,484	1/17/47	300 bp — Monthly	169,646
Merrill Lynch International
CMBX NA BB.6 Index	BB/P	96,284	426,000	82,644	5/11/63	500 bp — Monthly	14,054
CMBX NA BBB–.6 Index	BBB–/P	73,093	657,000	73,781	5/11/63	300 bp — Monthly	(305)
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6 Index	BBB–/P	43,572	315,000	35,375	5/11/63	300 bp — Monthly	8,382
CMBX NA A.6 Index	A/P	254	25,000	273	5/11/63	200 bp — Monthly	(9)
CMBX NA BB.6 Index	BB/P	100,413	418,000	81,092	5/11/63	500 bp — Monthly	19,727
CMBX NA BBB–.6 Index	BBB–/P	108	1,000	112	5/11/63	300 bp — Monthly	(4)
CMBX NA BBB–.6 Index	BBB–/P	834	6,000	674	5/11/63	300 bp — Monthly	164
CMBX NA BBB–.6 Index	BBB–/P	3,313	31,000	3,481	5/11/63	300 bp — Monthly	(151)
CMBX NA BBB–.6 Index	BBB–/P	4,240	35,000	3,931	5/11/63	300 bp — Monthly	330
CMBX NA BBB–.6 Index	BBB–/P	6,984	54,000	6,064	5/11/63	300 bp — Monthly	951
CMBX NA BBB–.6 Index	BBB–/P	5,821	55,000	6,177	5/11/63	300 bp — Monthly	(323)
CMBX NA BBB–.6 Index	BBB–/P	12,583	77,000	8,647	5/11/63	300 bp — Monthly	3,981
CMBX NA BBB–.6 Index	BBB–/P	22,319	180,000	20,214	5/11/63	300 bp — Monthly	2,210
CMBX NA BBB–.6 Index	BBB–/P	34,750	234,000	26,278	5/11/63	300 bp — Monthly	8,609
CMBX NA BBB–.6 Index	BBB–/P	33,202	274,000	30,770	5/11/63	300 bp — Monthly	2,592
CMBX NA BBB–.6 Index	BBB–/P	49,803	411,000	46,155	5/11/63	300 bp — Monthly	3,888
CMBX NA BBB–.6 Index	BBB–/P	81,937	550,000	61,765	5/11/63	300 bp — Monthly	20,493
CMBX NA BBB–.6 Index	BBB–/P	199,819	1,649,000	185,183	5/11/63	300 bp — Monthly	15,598
CMBX NA BBB–.7 Index	BBB–/P	55,041	557,000	43,279	1/17/47	300 bp — Monthly	12,087
Upfront premium received		16,114,001			Unrealized appreciation		3,655,545
Upfront premium (paid)		—			Unrealized (depreciation)		(48,152)
Total		$16,114,001			Total		$3,607,393

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/18
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(952)	$5,000	$733	1/17/47	(500 bp) — Monthly	$(224)
CMBX NA BB.7 Index	(952)	5,000	733	1/17/47	(500 bp) — Monthly	(224)
Credit Suisse International
CMBX NA BB.7 Index	(103,298)	628,000	92,002	1/17/47	(500 bp) — Monthly	(11,906)
CMBX NA BBB–.7 Index	(240,340)	3,065,000	238,151	1/17/47	(300 bp) — Monthly	(3,978)

Mortgage Opportunities Fund 31

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International
CMBX NA BB.7 Index	$(3,027)	$20,000	$2,930	1/17/47	(500 bp) — Monthly	$(116)
CMBX NA BB.7 Index	(68,887)	367,000	53,766	1/17/47	(500 bp) — Monthly	(15,479)
CMBX NA BB.7 Index	(16,738)	99,000	14,504	1/17/47	(500 bp) — Monthly	(2,331)
CMBX NA BB.7 Index	(5,931)	32,000	4,688	1/17/47	(500 bp) — Monthly	(1,274)
CMBX NA BB.7 Index	(1,218)	6,000	879	1/17/47	(500 bp) — Monthly	(345)
JPMorgan Securities LLC
CMBX NA BB.7 Index	(119,612)	617,000	90,391	1/17/47	(500 bp) — Monthly	(29,821)
CMBX NA BB.7 Index	(40,285)	252,000	36,918	1/17/47	(500 bp) — Monthly	(3,612)
CMBX NA BB.7 Index	(357,705)	1,889,000	276,739	1/17/47	(500 bp) — Monthly	(82,805)
CMBX NA BB.7 Index	(291,654)	1,483,000	217,260	1/17/47	(500 bp) — Monthly	(75,836)
CMBX NA BB.7 Index	(231,319)	1,221,000	178,877	1/17/47	(500 bp) — Monthly	(53,630)
CMBX NA BB.7 Index	(187,759)	991,000	145,182	1/17/47	(500 bp) — Monthly	(43,541)
CMBX NA BB.7 Index	(75,877)	404,000	59,186	1/17/47	(500 bp) — Monthly	(17,084)
CMBX NA BB.7 Index	(69,130)	367,000	53,766	1/17/47	(500 bp) — Monthly	(15,721)
CMBX NA BB.7 Index	(60,360)	319,000	46,734	1/17/47	(500 bp) — Monthly	(13,936)
CMBX NA BB.7 Index	(41,443)	213,000	31,205	1/17/47	(500 bp) — Monthly	(10,445)
CMBX NA BB.7 Index	(1,903)	10,000	1,465	1/17/47	(500 bp) — Monthly	(448)
CMBX NA BB.7 Index	(952)	5,000	733	1/17/47	(500 bp) — Monthly	(224)
CMBX NA BBB–.7 Index	(43,631)	593,000	46,076	1/17/47	(300 bp) — Monthly	2,099
CMBX NA BBB–.7 Index	(43,631)	593,000	46,076	1/17/47	(300 bp) — Monthly	2,099
CMBX NA BBB–.7 Index	(28,283)	313,000	24,320	1/17/47	(300 bp) — Monthly	(4,145)
CMBX NA BBB–.7 Index	(781)	7,000	544	1/17/47	(300 bp) — Monthly	(241)
CMBX NA BBB–.7 Index	(105)	1,000	78	1/17/47	(300 bp) — Monthly	(28)
Merrill Lynch International
CMBX NA BB.7 Index	(73,903)	426,000	62,409	1/17/47	(500 bp) — Monthly	(11,908)
CMBX NA BBB–.7 Index	(12,538)	153,000	11,888	1/17/47	(300 bp) — Monthly	(739)
Morgan Stanley & Co. International PLC
CMBX NA BB.7 Index	(376,775)	2,228,000	326,402	1/17/47	(500 bp) — Monthly	(52,539)
CMBX NA BB.7 Index	(130,985)	700,000	102,550	1/17/47	(500 bp) — Monthly	(29,115)
CMBX NA BB.7 Index	(80,602)	418,000	61,237	1/17/47	(500 bp) — Monthly	(19,772)
Upfront premium received	—			Unrealized appreciation		4,198
Upfront premium (paid)	(2,710,576)			Unrealized (depreciation)		(501,467)
Total	$(2,710,576)			Total		$(497,269)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

32 Mortgage Opportunities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$4,550,000	$—
Mortgage-backed securities	—	173,165,044	—
Purchased options outstanding	—	872,967	—
Purchased swap options outstanding	—	253,470	—
U.S. government and agency mortgage obligations	—	143,886,681	—
Short-term investments	54,910,124	50,560,509	—
Totals by level	$54,910,124	$373,288,671	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(456,631)	$—
Written swap options outstanding	—	(474,157)	—
Forward premium swap option contracts	—	(8,730)	—
TBA sale commitments	—	(89,924,841)	—
Interest rate swap contracts	—	(25,585)	—
Total return swap contracts	—	(2,339)	—
Credit default contracts	—	(10,293,301)	—
Totals by level	$—	$(101,185,584)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 33

Statement of assets and liabilities 5/31/18

ASSETS
Investment in securities, at value, including (Notes 1 and 8):
Unaffiliated issuers (identified cost $330,853,081)	$336,200,671
Affiliated issuers (identified cost $54,532,124) (Notes 1 and 5)	54,532,124
Repurchase agreements (identified cost $37,466,000)	37,466,000
Cash	1,924
Dividends and interest receivable	1,964,457
Receivable for shares of the fund sold	111,285
Receivable for investments sold	58,139
Receivable for sales of delayed delivery securities (Note 1)	89,428,354
Receivable from Manager (Note 2)	6,343
Receivable for variation margin on centrally cleared swap contracts (Note 1)	312,500
Unrealized appreciation on forward premium swap option contracts (Note 1)	7,618
Unrealized appreciation on OTC swap contracts (Note 1)	3,671,408
Premium paid on OTC swap contracts (Note 1)	2,710,576
Prepaid assets	14,643
Total assets	526,486,042

LIABILITIES
Payable for investments purchased	660,617
Payable for purchases of delayed delivery securities (Note 1)	143,087,010
Payable for custodian fees (Note 2)	24,356
Payable for investor servicing fees (Note 2)	4,147
Payable for Trustee compensation and expenses (Note 2)	2,048
Payable for administrative services (Note 2)	786
Payable for variation margin on centrally cleared swap contracts (Note 1)	141,308
Unrealized depreciation on OTC swap contracts (Note 1)	563,623
Premium received on OTC swap contracts (Note 1)	16,114,001
Unrealized depreciation on forward premium swap option contracts (Note 1)	16,348
Written options outstanding, at value (premiums $1,257,850) (Note 1)	930,788
TBA sale commitments, at value (proceeds receivable $89,327,188) (Note 1)	89,924,841
Collateral on certain derivative contracts, at value (Notes 1 and 8)	378,000
Other accrued expenses	158,030
Total liabilities	252,005,903

Net assets	$274,480,139

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$263,571,008
Undistributed net investment income (Note 1)	5,409,360
Accumulated net realized loss on investments (Note 1)	(2,068,619)
Net unrealized appreciation of investments	7,568,390
Total — Representing net assets applicable to capital shares outstanding	$274,480,139

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and offering price per class I share
($274,480,139 divided by 25,590,353 shares)	$10.73

The accompanying notes are an integral part of these financial statements.

34 Mortgage Opportunities Fund

Statement of operations Year ended 5/31/18

INVESTMENT INCOME
Interest (including interest income of $425,179 from investments in affiliated issuers) (Note 5)	$5,996,029
Total investment income	5,996,029

EXPENSES
Compensation of Manager (Note 2)	730,930
Investor servicing fees (Note 2)	13,316
Custodian fees (Note 2)	63,170
Trustee compensation and expenses (Note 2)	6,476
Administrative services (Note 2)	4,481
Auditing and tax fees	120,390
Other	101,196
Fees waived and reimbursed by Manager (Note 2)	(418,366)
Total expenses	621,593
Expense reduction (Note 2)	(1,519)
Net expenses	620,074

Net investment income	5,375,955

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(4,163,961)
Swap contracts (Note 1)	2,955,579
Written options (Note 1)	518,635
Total net realized loss	(689,747)
Change in net unrealized appreciation on:
Securities from unaffiliated issuers and TBA sale commitments	4,584,504
Swap contracts	2,536,318
Written options	331,142
Total change in net unrealized appreciation	7,451,964

Net gain on investments	6,762,217

Net increase in net assets resulting from operations	12,138,172

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 5/31/18	Year ended 5/31/17
Operations
Net investment income	$5,375,955	$581,775
Net realized loss on investments	(689,747)	(111,219)
Net unrealized appreciation of investments	7,451,964	633,417
Net increase in net assets resulting from operations	12,138,172	1,103,973
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(1,487,746)	(294,608)
Increase from capital share transactions (Note 4)	232,720,935	20,525,073
Total increase in net assets	243,371,361	21,334,438

NET ASSETS
Beginning of year	31,108,778	9,774,340
End of year (including undistributed net investment income of $5,409,360 and $325,687, respectively)	$274,480,139	$31,108,778

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
			Net realized and	Total from	From					Ratio of expenses to average	Ratio of net investment
	Net asset value,	Net investment	unrealized gain (loss)	investment	net investment	Total	Net asset value,	Total return at net asset	Net assets, end of period	net assets excluding interest	income (loss) to average
Period ended	beginning of period	income (loss)[a]	on investments	operations	income	distributions	end of period	value (%)[b]	(in thousands)	expense (%)[c,d]	net assets (%) [d]	Portfolio turnover (%)[e]
Class I
May 31, 2018	$10.08	.42	.31	.73	(.08)	(0.08)	$10.73	7.27	$274,480.47		4.07	1,372
May 31, 2017	9.46	.46	.45	.91	(.29)	(0.29)	10.08	9.67	31,109.56		4.62	1,065
May 31, 2016	10.04	.24	(.49)	(.25)	(.33)	(0.33)	9.46	(2.60)	9,774.60		2.44	1,074
May 31, 2015†	10.00	.02	.02	.04	—	—	10.04	.40*	10,036	.09*	.17*	244*

* Not annualized.

† For the period April 7, 2015 (commencement of operations) to May 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of class I reflect a reduction of the following amount (Note 2):

Percentage of average net assets
May 31, 2018	0.32%
May 31, 2017	1.21
May 31, 2016	2.33
May 31, 2015	1.26

e Portfolio turnover includes TBA roll transactions.

The accompanying notes are an integral part of these financial statements.

36 Mortgage Opportunities Fund	Mortgage Opportunities Fund 37

Notes to financial statements 5/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2017 through May 31, 2018.

Putnam Mortgage Opportunities Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to maximize total return consistent with what Putnam Management believes to be prudent risk. Total return is composed of capital appreciation and income. The fund invests mainly in mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management expects to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives), and agency mortgage-backed securities. Nonagency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While Putnam Management’s emphasis will be on mortgage-backed securities, Putnam Management may also invest to a lesser extent in other types of asset-backed securities. Putnam Management may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management typically uses to a significant extent derivatives, including interest rate swaps, forward delivery contracts and total return swaps, options and swaptions on mortgage-backed securities and indices, for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

The fund offers class I shares, which are sold without a front-end sales charge and are not subject to a contingent deferred sales charge. Class I shares are intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through an intermediary. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that

38 Mortgage Opportunities Fund

the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $38,215,321, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss

Mortgage Opportunities Fund 39

on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

40 Mortgage Opportunities Fund

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $10,530,298 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $10,499,068 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,742,824	$164,126	$1,906,950

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts and from a redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,195,464 to increase undistributed net investment income and $1,195,464 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$10,861,604
Unrealized depreciation	(6,573,137)
Net unrealized appreciation	4,288,467
Undistributed ordinary income	8,510,608
Capital loss carryforward	(1,906,950)
Cost for federal income tax purposes	$322,724,744

Mortgage Opportunities Fund 41

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates.

0.550%	of the first $500 million of average net assets,
0.500%	of the next $500 million of average net assets
0.450%	of any excess thereafter

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.550% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2019, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.47% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $176,573 as a result of this limit.

Putnam Management has contractually agreed, through September 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investment management contract, but including payments under the fund’s investor servicing contract, to an annual rate of 0.05% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $241,793 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,519 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $162, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,974,257,851	$1,872,398,672
U.S. government securities (Long-term)	—	—
Total	$1,974,257,851	$1,872,398,672

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

42 Mortgage Opportunities Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/18		YEAR ENDED 5/31/17
Class I	Shares	Amount	Shares	Amount
Shares sold	25,815,879	$267,023,618*	2,052,841	$20,525,073
Shares issued in connection with reinvestment of distributions	112,154	1,149,582	—	—
	25,928,033	268,173,200	2,052,841	20,525,073
Shares repurchased	(3,424,235)	(35,452,265)	—	—
Net increase	22,503,798	$232,720,935	2,052,841	$20,525,073

* Includes $149,464,534 received on November 28, 2017 from a subscription in kind (i.e. transfer of assets) by an institutional investor.

At the close of the reporting period, three shareholders of record owned 16.7%, 22.3% and 61.0% respectively, of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/17	cost	proceeds	income	of 5/31/18
Short-term investments
Putnam Short Term Investment Fund*	$5,269,289	$58,161,556	$8,898,721	$425,179	$54,532,124
Total Short-term investments	$5,269,289	$58,161,556	$8,898,721	$425,179	$54,532,124

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$103,300,000
Purchased swap option contracts (contract amount)	$106,700,000
Written TBA commitment option contracts (contract amount)	$149,200,000
Written swap option contracts (contract amount)	$63,800,000
Centrally cleared interest rate swap contracts (notional)	$365,700,000
OTC total return swap contracts (notional)	$980,000
OTC credit default contracts (notional)	$77,700,000

Mortgage Opportunities Fund 43

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not accounted for as
hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$2,213,351	Payables	$12,506,652
Investments, Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	3,216,438*	Unrealized depreciation	3,057,443*
Total		$5,429,789		$15,564,095

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging instruments under ASC 815	Options	Swaps	Total
Credit contracts	$—	$1,201,194	$1,201,194
Interest rate contracts	(2,064,000)	1,754,385	$(309,615)
Total	$(2,064,000)	$2,955,579	$891,579

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging instruments under ASC 815	Options	Swaps	Total
Credit contracts	$—	$3,093,397	$3,093,397
Interest rate contracts	423,949	(557,079)	$(133,130)
Total	$423,949	$2,536,318	$2,960,267

44 Mortgage Opportunities Fund

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Mortgage Opportunities Fund 45

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$312,500	$—	$—	$—	$—	$—	$—	$—	$—	$312,500
OTC Total return swap contracts*#	5,704	—	—	—	—	4,243	—	1,718	—	—	11,665
OTC Credit default contracts — protection sold*#	—	—	—	—	44	—	—	—	—	—	44
OTC Credit default contracts — protection purchased*#	—	—	—	1,456	327,754	76,256	—	1,247,111	73,794	486,936	2,213,307
Forward premium swap option contracts #	—	—	2,953	—	—	4,665	—	—	—	—	7,618
Purchased swap options**#	—	—	58,142	—	—	157,009	—	—	—	38,319	253,470
Purchased options**#	—	—	—	—	—	—	872,967	—	—	—	872,967
Repurchase agreements**	—	—	—	37,466,000	—	—	—	—	—	—	37,466,000
Total Assets	$5,704	$312,500	$61,095	$37,467,456	$327,798	$242,173	$872,967	$1,248,829	$73,794	$525,255	$41,137,571
Liabilities:
Centrally cleared interest rate swap contracts§	—	141,308	—	—	—	—	—	—	—	—	141,308
OTC Total return swap contracts*#	—	—	—	—	12,019	1,290	—	695	—	—	14,004
OTC Credit default contracts - protection sold*#	463	—	—	1,515,060	896,926	2,283,226	—	7,098,881	155,628	556,468	12,506,652
OTC Credit default contracts - protection purchased*#	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap option contracts#	—	—	8,759	—	—	7,589	—	—	—	—	16,348
Written swap options#	—	—	54,700	—	—	143,924	—	—	—	275,533	474,157
Written options#	—	—	—	—	—	—	456,631	—	—	—	456,631
Total Liabilities	$463	$141,308	$63,459	$1,515,060	$908,945	$2,436,029	$456,631	$7,099,576	$155,628	$832,001	$13,609,100
Total Financial and Derivative Net Assets	$5,241	$171,192	$(2,364)	$35,952,396	$(581,147)	$(2,193,856)	$416,336	$(5,850,747)	$(81,834)	$(306,746)	$27,528,471
Total collateral received (pledged)†##	$—	$—	$—	$35,952,396	$(516,955)	$(2,146,844)	$378,000	$(5,850,747)	$—	$(306,746)
Net amount	$5,241	$171,192	$(2,364)	$—	$(64,192)	$(47,012)	$38,336	$—	$(81,834)	$—
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$378,000	$—	$—	$—	$378,000
Uncontrolled collateral received	$—	$—	$—	$38,215,321	$—	$—	$—	$—	$—	$—	$38,215,321
Collateral (pledged) (including TBA commitments) **	$—	$—	$—	$(1,589,564)	$(516,955)	$(2,146,844)	$—	$(5,901,685)	$—	$(344,020)	$(10,499,068)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $1,989,146.

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

46 Mortgage Opportunities Fund	Mortgage Opportunities Fund 47

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

48 Mortgage Opportunities Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler
Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018
Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts, and former Director of Beth Israel Deaconess Care Organization. Until November 2010, Director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson
Born 1945, Trustee since 1984
Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III
Born 1951, Trustee since 1984
Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh
Born 1952, Trustee since 2017
Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

Mortgage Opportunities Fund 49

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2018, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer, and Compliance Liaison	Vice President and Assistant Treasurer
Since 2004	Since 2007
Head of Accounting, Middle Office, & Control Services, Putnam Investments
Robert T. Burns (Born 1961)	and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Mark C. Trenchard (Born 1962)
General Counsel, Putnam Investments, Putnam Management, and Putnam	Vice President and BSA Compliance Officer
Retail Management	Since 2002
Director of Operational Compliance, Putnam Investments and Putnam
James F. Clark (Born 1974)	Retail Management
Vice President and Chief Compliance Officer
Since 2016	Nancy E. Florek (Born 1957)
Chief Compliance Officer, Putnam Investments and Putnam Management	Vice President, Director of Proxy Voting and Corporate Governance, Assistant
Clerk, and Assistant Treasurer
Michael J. Higgins (Born 1976)	Since 2000
Vice President, Treasurer, and Clerk
Since 2010	Denere P. Poulack (Born 1968)
Assistant Vice President, Assistant Clerk, and Assistant Treasurer
Janet C. Smith (Born 1965)	Since 2004
Vice President, Principal Financial Officer, Principal Accounting Officer, and
Assistant Treasurer
Since 2007
Head of Fund Administration Services, Putnam Investments and
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

50 Mortgage Opportunities Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Small Cap Value Fund
Europe Equity Fund
Global Equity Fund	Income
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Emerging Markets Income Fund
Investors Fund	Floating Rate Income Fund
Low Volatility Equity Fund	Global Income Trust
Multi-Cap Core Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Consumer Fund	Mortgage Securities Fund
Global Financials Fund	Short Duration Income Fund
Global Health Care Fund
Global Industrials Fund	Tax-free Income
Global Natural Resources Fund	AMT-Free Municipal Fund
Global Sector Fund	Intermediate-Term Municipal Income Fund
Global Technology Fund	Short-Term Municipal Income Fund
Global Telecommunications Fund	Tax Exempt Income Fund
Global Utilities Fund	Tax-Free High Yield Fund

Growth	State tax-free income funds‡:
Growth Opportunities Fund	California, Massachusetts, Minnesota,
International Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.
Small Cap Growth Fund
Sustainable Future Fund
Sustainable Leaders Fund

Mortgage Opportunities Fund 51

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	Dynamic Risk Allocation Fund
Fixed Income Absolute Return Fund	George Putnam Balanced Fund
Multi-Asset Absolute Return Fund
Dynamic Asset Allocation Balanced Fund
Putnam PanAgora**	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Market Neutral Fund
Putnam PanAgora Risk Parity Fund	Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52 Mortgage Opportunities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer	Denere P. Poulack
PriceWaterhouseCoopers LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Mortgage Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2018	$102,937	$ —	$15,174	$273
May 31, 2017	$96,322	$ —	$13,896	$ —

For the fiscal years ended May 31, 2018 and May 31, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $613,785 and $365,789 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2018	$ —	$600,294	$ —	$ —

May 31, 2017	$ —	$351,893	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 27, 2018